UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 — March 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Semiannual report
3|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified Income
Trust

Semiannual report
3 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	25

Shareholder meeting results	110

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

While U.S. stocks and bonds have generally delivered modest returns so far in 2014, volatility has become more pronounced, driven in the early months of the year by unusually cold weather conditions, shifting expectations for U.S. Federal Reserve action, and rising geopolitical fears. Still, evidence exists that global economic growth is slowly strengthening, and we believe the United States, Europe, and Japan are poised to contribute to an extended recovery.

In our view, portfolio diversification becomes extraordinarily important in this kind of environment. Putnam’s active research and investment strategies can serve investors who are pursuing income and capital appreciation goals.

We are pleased to report that Putnam continues to garner recognition in the mutual fund industry. For 2013, Barron’s ranked Putnam second among 64 mutual fund families based on total returns across asset classes. Over the longer term of five years ended in December 2013, Putnam also ranked second out of 55 fund families.

We believe Putnam’s sound investment strategies can provide benefits to your portfolio. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

Putnam Diversified Income Trust

A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

	Putnam Diversified Income Trust	Barclays U.S. Aggregate Bond Index
High-yield corporate bonds	24%	—
Agency collateralized mortgage obligations	22%	—
Commercial MBS	18%	2%
Net cash	11%	—
Non-agency residential MBS	10%	—
Emerging-market bonds	10%	2%
Agency pass-through	6%	30%
International Treasuries/agency securities	4%	3%
Bank loans	2%	—
Investment-grade corporate bonds	2%	23%
U.S. Treasuries/agency securities	—	39%
Municipal bonds	—	1%

Weightings are shown as a percentage of the fund's net assets as of 3/31/14. Allocations and holdings in each sector may vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 26–87.

The potential to perform well even in a rising-rate environment

With short-term interest rates hovering near zero, they can't fall much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

5.45 years
-0.99 year
Fund duration
Fund benchmark duration

Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. A negative duration indicates the risk of a price decline when interest rates fall. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.

The fund's benchmark is the Barclays U.S. Aggregate Bond Index.

2 Diversified Income Trust

Diversified Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Diversified Income Trust

Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the six months ended March 31, 2014?

Overall, it was a favorable environment for taking credit and prepayment risk, but there was occasional volatility. The period began on a note of uncertainty concerning congressional debate about the U.S. debt ceiling and a partial shutdown of the federal government. However, on October 17, 2013, President Obama signed a short-term bill that suspended the debt ceiling and funded the government through mid-January 2014, to end the government shutdown. The debt-ceiling issue was ultimately resolved in February 2014.

At its December policy meeting, the Federal Reserve surprised investors to some extent by announcing the first reduction in its bond-buying program somewhat earlier than the market was anticipating. The Fed agreed to lower its $85-billion-per-month pace of purchases by $10 billion beginning in January, citing improving labor-market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.04% by year-end.

In January, with the central bank beginning the process of reducing its bond buying, lackluster economic data — most notably a disappointing reading on the Institute for Supply Management’s [ISM] Purchasing Managers Index — coupled with concern

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/14. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on page 17.

Diversified Income Trust	5

about emerging-market [EM] currencies, caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November. By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks as well as lower Treasury yields. Credit markets were also buoyed by investors largely dismissing weak economic data as a function of severe weather affecting some of the country’s most densely populated regions, and by the fact that the crisis in Ukraine remained localized.

The fund generated a solid return at net asset value for the six-month period. What factors fueled this favorable outcome?

Our prepayment and mortgage credit strategies were the biggest contributors to performance. We implemented our prepayment strategies with securities such as interest-only collateralized mortgage obligations [IO CMOs]. Lower policy risk coupled with mortgage rates that remained at elevated levels versus the past couple of years reduced the likelihood that the mortgages underlying our CMO holdings would be refinanced. As a result, slower prepayment speeds bolstered the securities’ values. Additionally, the fund was helped by our overall strategy of positioning the portfolio for higher mortgage rates.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Diversified Income Trust

Within mortgage credit, our holdings of commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] were also major contributors. Within CMBS, the fund benefited from solid security selection in subordinated “mezzanine” bonds rated BBB/Baa, which offered higher yields at what we believed were acceptable risks. Mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection. Our non-agency RMBS investments rebounded from undervalued levels prior to the period, buoyed by investor demand for higher-yielding securities.

Elsewhere, our positions in high-yield corporate bonds provided a further boost to the fund’s return, as the asset class gained due to solid corporate fundamentals and consistent investor demand.

Overseas, security selection in EM debt moderately contributed to performance. The fund benefited most from investments in Argentina, where we held U.S.-dollar-denominated bonds.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/14. Short-term holdings, derivatives, and TBA commitments, if any, are excluded. Holdings may vary over time.

Diversified Income Trust	7

How was the fund positioned with respect to interest-rate sensitivity?

The fund was defensively positioned for a rising-rate environment, as its duration was negative on a net basis, particularly in the intermediate, 5- to 10-year portion of the Treasury yield curve. Rates in this portion of the curve are currently being dampened by Fed bond buying, and we believe intermediate-term rates will begin to rise as the central bank continues to reduce its bond purchases. Outside the United States, we had a long-duration position in Greece, as rates there continued to decline, which we held against a net short position in Germany, where rates remained low. All told, the fund’s duration and yield-curve positioning meaningfully aided performance for the period, led by our non-U.S. strategy.

How did your currency strategy affect performance?

Beneficial exposure to the euro and the Canadian dollar was more than offset by a negative return for the Brazilian real. As a result, our currency strategy was a modest detractor.

During 2013, we significantly reduced the fund’s currency risk by cutting back most of our active foreign currency positions. We felt this was prudent in light of heightened volatility in foreign-exchange markets.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Diversified Income Trust

“swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk. Lastly, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds.

What is your outlook for the coming months, and how are you positioning the fund?

In our view, Treasury yields, particularly in the intermediate part of the yield curve, are likely to move higher in 2014 as the U.S. economy continues to strengthen. However, we don’t believe rates are likely to rise so quickly that the shift will undermine economic growth. What’s more, we expect to see an improving U.S. growth trend reflected in Europe and in developing Asian countries.

In addition to weather, a significant inventory overhang was another factor in the weak economic readings we saw early this year, and it will take some time for this surplus to work its way through the system. In 2013’s third quarter, gross domestic product [GDP] was much stronger than anticipated, and fourth-quarter 2013 GDP was firmer than originally forecast, leading manufacturers to expand their inventories. However, the weather-related slowdown in the first quarter left manufacturers with excess inventory. Consequently, we believe that when growth picks up, the economy won’t immediately need production to sustain inventories, meaning it likely won’t get the cyclical boost it otherwise would if inventories were at a more normal level. Additionally, the launch of the Affordable Care Act has placed a drag on growth by requiring lower-paid individuals to spend more for health care, a less efficient area of the economy.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Diversified Income Trust	9

Looking at the Fed, bond investors have been willing to give the central bank leeway to pursue a fairly aggressive stimulus policy. But this leeway is heavily dependent on maintaining low inflation, particularly in the area of wages. Currently, the Fed believes the non-accelerating inflation rate of unemployment [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is between 5.2% and 5.6%. However, our research suggests, and some institutions also are of the opinion, that the NAIRU may be significantly higher than this, primarily because of various structural problems hampering the labor participation rate, particularly in the younger demographic. As the unemployment rate moves downward, if wage inflation develops earlier than the Fed is anticipating, we could see the central bank reducing its stimulus efforts much faster than the markets are currently forecasting, which could lead to increased yield-curve volatility. In order to position the portfolio for this potential risk, we have underweight exposure to the 2- to 5-year portion of the yield curve, since that is the area of the curve that is most likely to be affected by adjustments in current Fed policy. Additionally, we will continue our efforts to minimize overall interest-rate risk in the portfolio.

As for other aspects of portfolio positioning, we plan to maintain our diversified exposure to CMBS and CMOs, we continue to like specific areas of the non-agency RMBS market, and while we remain generally positive in our outlook for credit risk, we’re taking an opportunistic approach to the high-yield market over the near term.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

10	Diversified Income Trust

IN THE NEWS

A worldwide economic recovery is under way — with the United States at the helm — but it may not be smooth sailing. The International Monetary Fund (IMF) raised its global growth forecast for 2014 to 3.6% from 3.0% in 2013. Even with most acute threats diminished, the IMF’s “World Economic Outlook” characterized the global recovery as somewhat fragile. Among the key downside risks cited by the IMF is the danger of low inflation. Other challenges include high unemployment, elevated sovereign debt levels, geopolitical risks, financial sector reforms, and emerging-market concerns. The United States, according to the IMF, is pulling other economies along, thanks to an accommodative central bank, a recovering real estate sector, and expanding household wealth. The IMF predicted that growth in the eurozone this year would hit 1.2%, as a reduction in the pace of fiscal tightening adds to GDP. Japan should see growth from private investment and exports, but the economy may decelerate due to tightening fiscal policy, including a recent consumption tax rate hike. Meanwhile, emerging-market economies continue to struggle, but should improve as advanced economies purchase more imports. Lastly, China’s growth should continue at a rate of about 7.5% in 2014–2015 as its leaders seek to place the country on a steadier growth path and to slow credit growth without causing the economy to stall.

Diversified Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(11/1/13)	(11/1/13)	(7/1/96)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.83%	6.66%	6.56%	6.56%	6.01%	6.01%	6.53%	6.39%	6.54%	6.99%	6.99%	6.99%

10 years	65.83	59.20	56.42	56.42	53.46	53.46	61.75	56.49	60.90	69.29	69.31	69.31
Annual average	5.19	4.76	4.58	4.58	4.38	4.38	4.93	4.58	4.87	5.41	5.41	5.41

5 years	105.32	97.10	97.81	95.81	97.81	97.81	102.53	95.94	102.64	107.71	107.74	107.74
Annual average	15.47	14.54	14.62	14.38	14.62	14.62	15.16	14.40	15.17	15.74	15.75	15.75

3 years	15.83	11.20	13.33	10.42	13.29	13.29	14.96	11.23	15.04	16.72	16.73	16.73
Annual average	5.02	3.60	4.26	3.36	4.25	4.25	4.76	3.61	4.78	5.29	5.29	5.29

1 year	6.61	2.34	5.85	0.85	5.76	4.76	6.25	2.80	6.37	6.84	6.85	6.85

6 months	6.32	2.06	5.97	0.97	6.01	5.01	6.25	2.80	6.25	6.38	6.40	6.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12	Diversified Income Trust

Comparative index returns For periods ended 3/31/14

	Barclays U.S. Aggregate	Lipper Multi-Sector Income
	Bond Index	Funds category average*

Annual average (life of fund)	6.74%	7.24%

10 years	54.75	77.04
Annual average	4.46	5.81

5 years	26.42	69.18
Annual average	4.80	10.93

3 years	11.67	16.73
Annual average	3.75	5.26

1 year	–0.10	2.68

6 months	1.70	4.13

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/14, there were 241, 226, 156, 128, 88, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	5	5	6

Income	$0.222		$0.192	$0.192	$0.210		$0.212	$0.194	$0.195	$0.234

Capital gains	—		—	—	—		—	—	—	—

Total	$0.222		$0.192	$0.192	$0.210		$0.212	$0.194	$0.195	$0.234

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/13	$7.74	$8.06	$7.67	$7.62	$7.62	$7.88	$7.66	—	—	$7.68

11/1/13*	—	—	—	—	—	—	—	$7.77	$7.77	—

3/31/14	8.00	8.33	7.93	7.88	7.88	8.14	7.92	7.93	7.93	7.93

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	5.55%	5.33%	4.84%	4.87%	5.33%	5.16%	5.45%	5.90%	5.90%	5.90%

Current 30-day
SEC yield [2]	N/A	4.59	4.03	4.04	N/A	4.38	4.55	4.99	5.12	5.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/13	0.99%	1.74%	1.74%	1.24%	1.24%	0.71%*	0.64%*	0.74%

Annualized expense ratio for the
six-month period ended 3/31/14	0.99%	1.74%	1.74%	1.24%	1.24%	0.72%	0.65%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2013 (or, in the case of class R5 and R6 shares, from November 1, 2013 (commencement of operations)), to March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.09	$8.94	$8.94	$6.38	$6.38	$3.05‡	$2.75‡	$3.81

Ending value (after expenses)	$1,063.20	$1,059.70	$1,060.10	$1,062.50	$1,062.50	$1,046.30	$1,046.40	$1,064.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14 (for class R5 and R6 shares, the period from 11/1/13 (commencement of operations) to 3/31/14). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 10/1/13 to 3/31/14, they would have been higher.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2014, use the following calculation method. To find the value of your investment on October 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.99	$8.75	$8.75	$6.24	$6.24	$3.63	$3.28	$3.73

Ending value (after expenses)	$1,020.00	$1,016.26	$1,016.26	$1,018.75	$1,018.75	$1,021.34	$1,021.69	$1,021.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14 (for class R5 and R6 shares, the period from 11/1/13 (commencement of operations) to 3/31/14). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	Diversified Income Trust

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2014, Putnam employees had approximately $461,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

18	Diversified Income Trust

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

Diversified Income Trust	19

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical

20 Diversified Income Trust

effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

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In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved

22 Diversified Income Trust

this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 229, 156 and 129 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the three-year and five-year periods ended December 31, 2012 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over these periods was due in significant part to the fund’s underperformance in 2008 and 2011. The Trustees considered Putnam Management’s observation that the fund’s investments in commercial and residential mortgage-backed securities significantly underperformed during the economic downturn in 2008. The Trustees also considered Putnam Management’s view that, in 2011, the fund’s performance suffered for a variety of reasons, including its relative emphasis on shorter duration investments, which reduced the fund’s sensitivity to interest rate changes but detracted from performance, its exposure to high yield, non-Agency residential mortgage-backed securities, and its exposure to emerging markets coupled with currency exposure to the Australian dollar.

The Trustees considered that, although the fund had not performed well over the three-year and five-year periods ended December 31, 2012, the fund ranked in the second quartile for the one-year period then ended, and that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted

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that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 Diversified Income Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 3/31/14 (Unaudited)

MORTGAGE-BACKED SECURITIES (46.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (19.8%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.98s, 2032	$933,563	$1,393,446
IFB Ser. 3408, Class EK, 25.169s, 2037	501,809	724,674
IFB Ser. 2979, Class AS, 23.705s, 2034	192,327	246,178
IFB Ser. 3998, Class KS, IO, 6.545s, 2027	21,639,517	3,516,421
IFB Ser. 3861, Class PS, IO, 6.445s, 2037	13,024,446	1,944,420
IFB Ser. 4218, Class PS, IO, 6.095s, 2042	28,420,936	4,922,595
IFB Ser. 4105, Class LS, IO, 5.995s, 2041	17,865,732	3,444,513
IFB Ser. 12-4147, Class CS, IO, 5.945s, 2042	36,143,930	8,262,278
IFB Ser. 4104, Class S, IO, 5.945s, 2042	15,224,417	3,522,221
IFB Ser. 319, Class S2, IO, 5.845s, 2043	29,157,074	6,728,578
IFB Ser. 4240, Class SA, IO, 5.845s, 2043	132,988,428	30,478,288
IFB Ser. 4245, Class AS, IO, 5.845s, 2043	56,642,414	12,673,570
IFB Ser. 317, Class S3, IO, 5.825s, 2043	62,492,610	14,115,402
IFB Ser. 310, Class S4, IO, 5.795s, 2043	18,526,339	4,638,625
IFB Ser. 311, Class S1, IO, 5.795s, 2043	110,007,041	24,201,989
IFB Ser. 308, Class S1, IO, 5.795s, 2043	45,054,664	10,935,668
IFB Ser. 14-326, Class S2, IO, 5.792s, 2044	157,265,000	36,659,667
IFB Ser. 14-325, Class S1, IO, 5.79s, 2044	51,734,568	11,265,202
IFB Ser. 315, Class S1, IO, 5.765s, 2043	38,375,668	8,731,370
IFB Ser. 14-327, Class S8, IO, 5.76s, 2044	17,386,635	3,797,241
IFB Ser. 314, Class AS, IO, 5.735s, 2043	59,653,301	12,971,557
Ser. 3687, Class CI, IO, 5s, 2038	18,721,012	2,928,528
Ser. 3632, Class CI, IO, 5s, 2038	3,919,455	368,742
Ser. 3626, Class DI, IO, 5s, 2037	969,065	15,670
Ser. 4122, Class TI, IO, 4 1/2s, 2042	24,576,438	5,593,597
Ser. 4000, Class PI, IO, 4 1/2s, 2042	33,631,463	6,985,255
Ser. 4024, Class PI, IO, 4 1/2s, 2041	43,114,588	9,377,552
Ser. 4193, Class PI, IO, 4s, 2043	86,796,823	15,515,019
Ser. 4213, Class GI, IO, 4s, 2041	48,599,759	8,568,137
Ser. 4220, Class IE, IO, 4s, 2028	21,603,263	2,844,286
Ser. 13-303, Class C19, IO, 3 1/2s, 2043	63,195,068	14,782,585
Ser. 304, Class C22, IO, 3 1/2s, 2042	34,855,510	8,147,475
Ser. 4141, Class IM, IO, 3 1/2s, 2042	66,599,749	12,653,886
Ser. 4141, Class IQ, IO, 3 1/2s, 2042	34,683,023	6,589,705
Ser. 4122, Class CI, IO, 3 1/2s, 2042	33,596,558	5,375,550
Ser. 4105, Class HI, IO, 3 1/2s, 2041	14,772,585	2,306,296
Ser. 4165, Class TI, IO, 3s, 2042	38,762,947	5,388,050
Ser. 4210, Class PI, IO, 3s, 2041	31,032,347	3,462,046
Ser. 304, Class C45, IO, 3s, 2027	74,732,948	9,216,815
Ser. T-56, Class A, IO, 0.524s, 2043	254,645	4,347
Ser. T-57, Class 1AX, IO, 0.395s, 2043	17,002,575	184,333
Ser. T-56, Class 1, IO, zero %, 2043	297,751	23
Ser. T-56, Class 2, IO, zero %, 2043	285,135	891
Ser. T-56, Class 3, IO, zero %, 2043	8,736,533	683
Ser. 3314, PO, zero %, 2036	136,161	126,593

26 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 1208, Class F, PO, zero %, 2022	$75,782	$70,097
FRB Ser. 3326, Class WF, zero %, 2035	59,167	50,884

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 24.001s, 2036	1,346,338	2,058,794
IFB Ser. 05-45, Class DA, 23.854s, 2035	2,821,726	4,200,266
IFB Ser. 05-83, Class QP, 16.993s, 2034	428,040	551,619
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	81,527	13,143
IFB Ser. 13-101, Class HS, IO, 6.346s, 2043	32,562,079	8,492,190
IFB Ser. 13-81, Class US, IO, 6.096s, 2043	40,755,765	7,426,923
IFB Ser. 13-10, Class KS, IO, 6.046s, 2043	32,439,811	6,653,405
IFB Ser. 12-128, Class YS, IO, 6.046s, 2042	35,280,612	6,434,831
IFB Ser. 13-81, Class QS, IO, 6.046s, 2041	32,299,335	5,577,944
IFB Ser. 13-41, Class SP, IO, 6.046s, 2040	15,874,707	2,579,005
IFB Ser. 13-9, Class JS, IO, 5.996s, 2043	33,190,168	7,678,031
IFB Ser. 12-128, Class ST, IO, 5.996s, 2042	32,593,981	7,350,595
IFB Ser. 13-18, Class SB, IO, 5.996s, 2041	28,442,097	4,769,740
IFB Ser. 13-124, Class SB, IO, 5.796s, 2043	33,949,094	7,606,719
IFB Ser. 13-92, Class SA, IO, 5.796s, 2043	36,883,391	8,897,749
IFB Ser. 411, Class S1, IO, 5.796s, 2042	44,381,844	9,438,687
IFB Ser. 13-103, Class SK, IO, 5.766s, 2043	25,264,155	5,750,033
IFB Ser. 13-128, Class CS, IO, 5.746s, 2043	51,426,603	11,498,988
IFB Ser. 13-101, Class CS, IO, 5.746s, 2043	32,907,220	7,313,630
IFB Ser. 13-102, Class SH, IO, 5.746s, 2043	60,140,201	13,038,396
Ser. 399, Class 2, IO, 5 1/2s, 2039	123,776	22,028
Ser. 374, Class 6, IO, 5 1/2s, 2036	4,735,721	914,231
Ser. 12-132, Class PI, IO, 5s, 2042	52,354,944	11,248,983
Ser. 398, Class C5, IO, 5s, 2039	2,943,891	448,355
Ser. 10-13, Class EI, IO, 5s, 2038	1,276,967	35,576
Ser. 378, Class 19, IO, 5s, 2035	4,795,732	995,114
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	36,602,732	7,286,872
Ser. 409, Class 81, IO, 4 1/2s, 2040	35,207,806	6,829,415
Ser. 404, Class 2, IO, 4 1/2s, 2040	345,256	73,906
Ser. 366, Class 22, IO, 4 1/2s, 2035	4,429,018	336,340
Ser. 418, Class C24, IO, 4s, 2043	60,800,723	14,463,920
Ser. 13-41, Class IP, IO, 4s, 2043	51,049,981	9,725,532
Ser. 13-44, Class PI, IO, 4s, 2043	24,292,008	4,084,094
Ser. 13-60, Class IP, IO, 4s, 2042	19,524,244	3,546,681
Ser. 13-1, Class PI, IO, 4s, 2042	41,578,537	8,130,267
Ser. 12-96, Class PI, IO, 4s, 2041	8,289,855	1,483,055
Ser. 406, Class 2, IO, 4s, 2041	33,876,549	7,076,811
Ser. 406, Class 1, IO, 4s, 2041	23,300,411	4,930,367
Ser. 409, Class C16, IO, 4s, 2040	23,356,109	4,700,371
Ser. 405, Class 2, IO, 4s, 2040	374,359	70,600
Ser. 418, Class C15, IO, 3 1/2s, 2043	125,683,502	29,074,126
Ser. 13-70, Class CI, IO, 3 1/2s, 2043	19,715,676	2,655,702
Ser. 13-40, Class YI, IO, 3 1/2s, 2042	44,049,455	7,102,975
Ser. 12-145, Class TI, IO, 3s, 2042	37,022,634	4,150,237

Diversified Income Trust	27

MORTGAGE-BACKED SECURITIES (46.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-35, Class IP, IO, 3s, 2042	$22,809,038	$2,630,167
Ser. 13-53, Class JI, IO, 3s, 2041	37,533,225	5,037,663
Ser. 13-30, Class IP, IO, 3s, 2041	39,615,268	4,140,192
Ser. 03-W10, Class 1, IO, 1.102s, 2043	7,467,646	221,112
Ser. 00-T6, IO, 0.74s, 2030	8,691,829	184,701
Ser. 01-T1, Class 1, IO, 0.715s, 2040	1,018,861	20,843
Ser. 01-50, Class B1, IO, 0.419s, 2041	421,215	5,660
Ser. 02-W8, Class 1, IO, 0.319s, 2042	12,453,739	147,888
Ser. 99-51, Class N, PO, zero %, 2029	118,793	106,913

Government National Mortgage Association
IFB Ser. 10-151, Class SL, IO, 6.543s, 2039	18,210,355	3,176,979
IFB Ser. 10-163, Class SI, IO, 6.474s, 2037	24,637,869	3,849,692
IFB Ser. 11-41, Class SM, IO, 6.443s, 2041	17,001,141	3,224,240
IFB Ser. 11-11, Class PS, IO, 6.443s, 2040	23,333,471	3,908,333
IFB Ser. 10-15, Class SA, IO, 6.443s, 2039	16,465,617	2,743,995
IFB Ser. 10-55, Class SG, IO, 6.343s, 2040	24,967,481	4,760,550
IFB Ser. 11-56, Class MI, IO, 6.293s, 2041	77,685,100	17,720,748
IFB Ser. 10-67, Class SE, IO, 6.293s, 2040	15,046,944	2,837,854
IFB Ser. 12-149, Class LS, IO, 6.093s, 2042	28,881,418	4,682,255
IFB Ser. 13-37, Class S, IO, 6.073s, 2043	22,885,086	4,014,044
IFB Ser. 13-113, Class SL, IO, 6.073s, 2042	39,102,373	6,830,696
IFB Ser. 13-98, Class DS, IO, 6.045s, 2042	29,943,767	5,510,355
IFB Ser. 13-87, Class AS, IO, 6.043s, 2043	50,814,015	8,892,503
IFB Ser. 13-87, Class SA, IO, 6.043s, 2043	36,713,602	5,983,151
IFB Ser. 13-167, Class SG, IO, 5.993s, 2043	85,647,643	14,618,759
IFB Ser. 13-129, Class SN, IO, 5.993s, 2043	29,531,528	4,999,983
IFB Ser. 13-122, Class DS, IO, 5.993s, 2043	40,226,363	6,471,674
IFB Ser. 13-165, Class LS, IO, 5.993s, 2043	20,140,103	3,517,066
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040	114,822,988	20,823,149
IFB Ser. 13-99, Class VS, IO, 5.945s, 2043	29,398,666	5,449,043
Ser. 13-149, Class MS, IO, 5.943s, 2039	52,443,527	8,357,925
IFB Ser. 14-4, Class SG, IO, 5.943s, 2044	72,116,785	13,234,872
IFB Ser. 13-147, Class SA, IO, 5.943s, 2043	30,214,251	5,344,901
IFB Ser. 12-77, Class MS, IO, 5.943s, 2042	25,895,142	6,151,132
IFB Ser. 11-128, Class TS, IO, 5.895s, 2041	19,119,369	3,854,465
IFB Ser. 13-99, Class AS, IO, 5.893s, 2043	14,392,764	3,272,195
IFB Ser. 10-158, Class SA, IO, 5.893s, 2040	12,343,887	2,227,454
IFB Ser. 10-151, Class SA, IO, 5.893s, 2040	29,658,580	5,355,746
IFB Ser. 10-113, Class SM, IO, 5.893s, 2040	32,582,275	5,498,194
IFB Ser. 10-121, Class SE, IO, 5.843s, 2040	30,055,662	4,996,814
IFB Ser. 10-89, Class SD, IO, 5.773s, 2040	11,393,867	1,993,927
IFB Ser. 11-70, Class SM, IO, 5.735s, 2041	32,221,000	7,819,070
IFB Ser. 11-70, Class SH, IO, 5.735s, 2041	33,097,000	8,047,205
Ser. 14-4, Class PI, IO, 5s, 2043	26,334,416	5,736,953
Ser. 14-25, Class MI, IO, 5s, 2043	28,303,988	6,447,649
Ser. 13-3, Class IT, IO, 5s, 2043	16,902,629	3,690,130
Ser. 13-6, Class IC, IO, 5s, 2043	14,519,566	3,110,817

28 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-146, Class IO, IO, 5s, 2042	$31,316,603	$7,053,125
Ser. 13-6, Class CI, IO, 5s, 2042	10,861,492	2,218,025
Ser. 13-130, Class IB, IO, 5s, 2040	31,577,372	4,322,535
Ser. 13-16, Class IB, IO, 5s, 2040	45,005,491	4,882,533
Ser. 11-41, Class BI, IO, 5s, 2040	30,698,249	3,913,545
Ser. 10-35, Class UI, IO, 5s, 2040	83,541,535	19,318,980
Ser. 10-20, Class UI, IO, 5s, 2040	39,350,883	7,935,893
Ser. 10-9, Class UI, IO, 5s, 2040	229,266,098	49,376,891
Ser. 09-121, Class UI, IO, 5s, 2039	84,773,397	19,895,469
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	50,681,055	11,702,458
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	8,323,816	1,836,484
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	25,810,516	5,566,554
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	21,650,353	2,565,350
Ser. 13-167, Class IO, IO, 4 1/2s, 2040	47,738,646	8,296,671
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	30,703,620	6,260,161
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	74,928,073	15,459,158
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	156,082,467	32,966,873
Ser. 09-121, Class QI, IO, 4 1/2s, 2039	31,439,790	6,956,682
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	21,175,385	3,695,105
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	29,999,580	4,865,332
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	10,948,698	1,350,631
Ser. 14-4, Class BI, IO, 4s, 2044	25,220,968	7,111,052
Ser. 14-4, Class IC, IO, 4s, 2044	34,733,959	7,541,437
Ser. 13-165, Class IL, IO, 4s, 2043	18,586,848	3,241,360
Ser. 13-27, Class IJ, IO, 4s, 2043	24,690,590	5,447,238
Ser. 13-24, Class PI, IO, 4s, 2042	11,225,140	2,101,346
Ser. 12-106, Class QI, IO, 4s, 2042	33,072,339	6,215,946
Ser. 12-56, Class IB, IO, 4s, 2042	15,724,321	3,682,056
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	30,620,446	4,593,128
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	88,804,359	15,836,481
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	27,670,017	4,340,734
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	52,242,234	8,838,864
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	49,555,271	7,996,239
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	37,096,189	6,461,043
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	60,328,238	13,573,974
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	31,269,048	5,464,579
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	25,903,669	5,069,089
Ser. 13-37, Class UI, IO, 3s, 2042	30,405,946	4,361,429
Ser. 13-41, Class MI, IO, 3s, 2041	29,259,884	4,050,738
Ser. 06-36, Class OD, PO, zero %, 2036	29,468	25,692
Ser. 06-64, PO, zero %, 2034	100,498	98,960

Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	341,623	44,411
IFB Ser. 07-4, Class 1A3, IO, 6.023s, 2045	115,499,564	20,212,424

		1,180,843,526

Diversified Income Trust 29

MORTGAGE-BACKED SECURITIES (46.1%)* cont.		Principal amount	Value

Commercial mortgage-backed securities (16.5%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046		$16,242,000	$16,856,614
Ser. 06-1, Class B, 5.49s, 2045		4,164,000	4,267,392
FRB Ser. 05-1, Class B, 5.29s, 2042		6,655,000	6,838,013
FRB Ser. 05-6, Class B, 5.182s, 2047		7,000,000	7,372,211

Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class K, 6 1/8s, 2036		2,302,576	1,116,749
Ser. 07-5, Class XW, IO, 0.42s, 2051		162,889,940	1,664,735

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.888s, 2050 F		3,285,000	3,244,364
FRB Ser. 07-PW16, Class AJ, 5.716s, 2040		12,200,000	12,276,250
FRB Ser. 06-PW11, Class AJ, 5.44s, 2039		1,580,000	1,629,622
Ser. 05-PWR7, Class D, 5.304s, 2041		4,190,000	3,916,812
Ser. 05-PWR7, Class C, 5.235s, 2041		4,945,000	4,722,173
Ser. 05-PWR7, Class B, 5.214s, 2041		7,239,000	7,313,869
Ser. 05-PWR9, Class C, 5.055s, 2042		3,745,000	3,567,487
Ser. 05-PWR9, Class AJ, 4.985s, 2042		1,723,000	1,788,646

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class C, 5.44s, 2039		3,536,000	3,456,440

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.56s, 2047		19,282,000	19,490,438

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class B, 5.783s, 2049		10,998,000	10,596,573
Ser. 06-C5, Class AJ, 5.482s, 2049		7,567,000	7,586,379
FRB Ser. 05-C3, Class B, 5.029s, 2043		16,007,000	14,992,156

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 4.878s, 2045		6,762,000	6,527,359

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.116s, 2044		8,486,000	8,401,140
Ser. 07-CD5, Class XS, IO, 0.042s, 2044		130,764,402	582,307

COMM Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049		2,860,000	2,977,546

COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.648s, 2044		7,782,000	7,866,824
FRB Ser. 13-CR11, Class D, 5.172s, 2046		10,518,000	9,975,408
FRB Ser. 13-LC13, Class D, 5.05s, 2046		18,552,000	17,348,199
FRB Ser. 13-LC6, Class D, 4.29s, 2046		5,725,000	5,070,107
FRB Ser. 13-CR6, Class D, 4.176s, 2046		4,300,000	3,752,168
FRB Ser. 13-CR8, Class D, 3.971s, 2046		9,068,000	7,709,462
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049		14,635,000	13,054,420

Cornerstone Titan PLC 144A FRB Ser. 05-CT1A, Class D, 1.565s,
2014 (Ireland)	GBP	42,903	70,811

Credit Suisse First Boston Commercial Mortgage Trust
Ser. 05-C5, Class C, 5.1s, 2038		$4,077,000	4,172,015

Credit Suisse First Boston Mortgage Securities Corp.
FRB Ser. 05-C4, Class D, 5.384s, 2038		5,737,000	5,836,824
Ser. 05-C5, Class F, 5.1s, 2038		4,760,000	4,593,400

30 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class H, 6.326s, 2035	$9,440,000	$9,335,405
Ser. 02-CP5, Class M, 5 1/4s, 2035	1,239,809	49,853

Credit Suisse Mortgage Capital Certificates Ser. 06-C5, Class AX,
IO, 0.733s, 2039	198,831,928	3,234,260

Credit Suisse Mortgage Capital Certificates 144A FRB
Ser. 08-C1, Class AJ, 5.978s, 2041 F	11,935,000	10,078,798

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	4,612,291	189,104

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.418s, 2044	25,036,000	25,363,476

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.023s, 2020	12,993,350	221,017

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	3,121,100	2,021,515

GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1,
Class AJ, 5.278s, 2044	6,282,269	6,209,520

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	4,022,000	4,017,978

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	16,043,000	16,165,793

GS Mortgage Securities Trust
Ser. 06-GG8, Class AJ, 5.622s, 2039	3,663,000	3,626,832
Ser. 05-GG4, Class AJ, 4.782s, 2039	11,884,000	12,062,574

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.639s, 2045	4,217,265	4,251,003
FRB Ser. 11-GC3, Class D, 5.544s, 2044	23,639,177	24,241,757
FRB Ser. GC10, Class D, 4.415s, 2046	11,011,000	9,809,700
Ser. 05-GG4, Class XC, IO, 0.706s, 2039	334,451,764	1,672,259

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.154s, 2030 (Cayman Islands)	2,453,000	1,666,814

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class D, 4.088s, 2045	15,060,000	13,151,756

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.101s, 2051 F	12,711,000	12,932,603
FRB Ser. 06-LDP7, Class B, 5.845s, 2045	9,729,000	8,656,902
Ser. 06-LDP6, Class AJ, 5.565s, 2043	20,859,000	21,336,671
Ser. 06-LDP8, Class B, 5.52s, 2045	5,447,000	5,439,919
FRB Ser. 06-LDP6, Class B, 5.503s, 2043	11,811,500	11,693,385
FRB Ser. 05-LDP3, Class D, 5.193s, 2042	7,191,000	7,154,326
FRB Ser. 04-CBX, Class B, 5.021s, 2037	2,344,000	2,369,658
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	13,871,000	13,046,343
FRB Ser. 04-C3, Class C, 4.981s, 2042	4,777,000	4,717,288
FRB Ser. 13-LC11, Class D, 4.242s, 2046	16,608,000	14,623,972
FRB Ser. 13-C10, Class D, 4.16s, 2047	6,108,000	5,382,772

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.201s, 2051	9,324,000	8,718,779
FRB Ser. 11-C3, Class E, 5.544s, 2046	24,309,000	25,344,627
FRB Ser. 12-C6, Class E, 5.202s, 2045	22,910,000	22,646,851
FRB Ser. 12-C8, Class E, 4.668s, 2045	6,205,000	5,856,420

Diversified Income Trust	31

MORTGAGE-BACKED SECURITIES (46.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-LC9, Class E, 4.427s, 2047	$6,975,000	$6,412,975
FRB Ser. 13-C13, Class D, 4.056s, 2046	13,946,000	12,067,438
FRB Ser. 13-C13, Class E, 3.986s, 2046	9,387,000	7,206,150
Ser. 07-CB20, Class X1, IO, 0.144s, 2051	230,294,564	2,166,381

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	8,260,023	8,552,994
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,915,013

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	9,917,000	10,041,954
Ser. 06-C6, Class E, 5.541s, 2039	9,358,000	8,746,923
Ser. 07-C1, Class AJ, 5.484s, 2040	10,857,000	11,142,539
FRB Ser. 06-C6, Class C, 5.482s, 2039	4,186,000	4,081,350
FRB Ser. 05-C2, Class D, 5.204s, 2040	4,875,000	4,712,175

Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO,
2.37s, 2028	274,886	25

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.326s, 2051	4,285,000	4,646,226
FRB Ser. 05-CKI1, Class C, 5.283s, 2037	10,136,000	10,187,694
FRB Ser. 05-CIP1, Class C, 5.204s, 2038	5,991,000	5,526,698
FRB Ser. 05-CIP1, Class B, 5.174s, 2038	5,395,000	5,179,200
Ser. 04-KEY2, Class D, 5.046s, 2039	4,390,000	4,407,560
Ser. 05-MCP1, Class D, 5.023s, 2043	4,029,000	3,931,498

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.628s, 2037	509,435	19,104
Ser. 07-C5, Class X, IO, 4.753s, 2049	5,597,560	334,174

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	3,901,000	3,887,737
Ser. 06-4, Class AJ, 5.239s, 2049	8,108,000	8,006,650

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147s, 2049	9,331,000	8,997,883

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.419s, 2046	10,372,000	9,183,369
Ser. 13-C8, Class D, 4.172s, 2048	6,644,000	5,814,164
Ser. 13-C10, Class D, 4.083s, 2046	8,270,000	7,139,408

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558s, 2044	10,422,000	10,135,395
FRB Ser. 06-HQ8, Class D, 5.498s, 2044	8,329,000	7,415,309
Ser. 06-HQ10, Class AJ, 5.389s, 2041	10,341,000	10,424,762

Morgan Stanley Capital I Trust 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	9,377,486	8,943,777
FRB Ser. 11-C3, Class E, 5.183s, 2049	8,481,870	8,544,551

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A,
3.233s, 2038	2,016,779	1,815,101

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	1,590,000	1,192,500

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	4,233,255	1,058,314

32 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.959s, 2049	$9,598,000	$8,680,044
Ser. 13-C6, Class D, 4.354s, 2046	2,662,000	2,347,085

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.992s, 2045	21,124,000	21,449,310
FRB Ser. 06-C25, Class AJ, 5.722s, 2043	11,577,000	12,053,972
Ser. 06-C24, Class AJ, 5.658s, 2045	15,521,000	15,609,470
FRB Ser. 05-C21, Class D, 5.24s, 2044	24,100,000	24,634,225
FRB Ser. 05-C20, Class B, 5.239s, 2042	15,494,522	15,871,180
Ser. 07-C34, IO, 0.307s, 2046	68,820,049	832,723

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 04-C10, Class H, 5.543s, 2041	6,983,000	6,983,000
FRB Ser. 04-C11, Class G, 5.497s, 2041	5,825,000	5,854,125
FRB Ser. 04-C10, Class J, 5.007s, 2041	7,401,000	7,401,000

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.304s, 2046	17,519,111	15,529,846

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class D, 5.563s, 2045	5,394,000	5,387,258
FRB Ser. 13-C17, Class D, 5.127s, 2046 F	20,406,000	19,109,430
FRB Ser. 12-C6, Class E, 5s, 2045	7,840,000	6,776,112
FRB Ser. 12-C9, Class D, 4.803s, 2045	7,612,000	7,161,370
FRB Ser. 13-C18, Class D, 4.676s, 2046	7,475,000	6,757,283
FRB Ser. 13-C15, Class D, 4.486s, 2046 F	21,385,004	19,152,008
FRB Ser. 13-C12, Class D, 4.357s, 2048	10,575,000	9,499,311
Ser. 14-C19, Class D, 4.306s, 2047	8,178,000	6,951,022
FRB Ser. 13-C14, Class D, 4.002s, 2046	12,895,000	11,215,168

		983,016,776
Residential mortgage-backed securities (non-agency) (9.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1A, 0.314s, 2047	24,923,311	19,004,025

Banc of America Funding Corp. FRB Ser. 06-G, Class 2A5,
0.437s, 2036	3,876,506	3,488,855

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	1,925,034	1,075,324
Ser. 13-RR1, Class 9A4, 9.481s, 2036	2,377,000	2,390,074
Ser. 13-RR1, Class 2A4, 9.181s, 2036	4,934,858	4,700,453
Ser. 13-RR1, Class 4A2, 4s, 2037	3,205,944	3,255,636
Ser. 12-RR10, Class 8A2, 4s, 2036	3,835,154	3,806,391
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035	9,361,295	8,256,662
Ser. 13-RR1, Class 1A2, 2.428s, 2035	5,838,493	4,761,291

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR12, Class 2A3, 12.267s, 2035	3,548,939	3,282,769
FRB Ser. 13-RR2, Class 3A2, 7.493s, 2036	3,193,000	2,969,490
Ser. 12-RR12, Class 2A2, 4s, 2035	2,511,836	2,496,263
FRB Ser. 12-RR1, Class 1A4, 2.701s, 2037	6,584,908	5,169,153
FRB Ser. 09-RR6, Class 1A2, 2.43s, 2035	7,751,421	6,646,844
FRB Ser. 12-RR1, Class 6A5, 0.344s, 2046	5,320,000	4,700,220
FRB Ser. 12-RR11, Class 5A3, zero %, 2037	1,613,083	993,659

Diversified Income Trust	33

MORTGAGE-BACKED SECURITIES (46.1%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Alt-A Trust FRB Ser. 05-9, Class 11A1, 0.674s, 2035		$14,447,953	$11,513,574

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.029s, 2034		265,627	36,203

Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 13-7, Class 3A2, 2 1/2s, 2035		6,500,000	5,362,500
FRB Ser. 11-12, Class 2A2, 0.524s, 2035		8,520,000	7,240,296

Countrywide Alternative Loan Trust
Ser. 06-4CB, Class 1A6, 6s, 2036		6,170,946	5,347,495
Ser. 06-J2, Class A10, 6s, 2036		6,211,746	5,552,059
Ser. 05-20CB, Class 3A7, 5 1/2s, 2035		5,567,675	5,074,936
Ser. 05-11CB, Class 2A5, 5 1/2s, 2035		7,055,039	6,596,462
FRB Ser. 05-76, Class 2A1, 1.129s, 2036		9,503,399	8,344,269
FRB Ser. 05-38, Class A3, 0.504s, 2035		36,853,684	31,690,483
FRB Ser. 05-59, Class 1A1, 0.487s, 2035		11,845,214	9,416,945
FRB Ser. 05-56, Class 4A1, 0.464s, 2035		15,821,839	13,132,127
FRB Ser. 05-81, Class A1, 0.434s, 2037		9,913,740	7,633,580
FRB Ser. 07-OA10, Class 2A1, 0.404s, 2047		8,035,045	6,671,578

Countrywide Home Loans
FRB Ser. 06-3, Class 1A1, 0.394s, 2036		13,249,216	11,145,903
FRB Ser. 06-OA5, Class 1A1, 0.354s, 2046		6,546,981	5,311,042

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-4R,
Class 1A4, 0.554s, 2037		5,000,000	3,827,500

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	2,706,624	4,543,032
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	7,263,000	10,123,937

Green Tree Home Improvement Loan Trust
Ser. 95-D, Class B2, 7.45s, 2025		$32,044	31,966
Ser. 95-F, Class B2, 7.1s, 2021		35,710	35,622

GSC Capital Corp. Mortgage Trust Ser. 05-11, Class AF3,
4.778s, 2036		15,159,080	15,234,875

Harborview Mortgage Loan Trust FRB Ser. 05-10, Class 2A1A,
0.466s, 2035		31,393,847	27,096,030

IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR15, Class A1,
0.274s, 2036		8,346,494	6,405,934

Jefferies Resecuritization Trust 144A FRB Ser. 09-R3, Class 3A2,
5.081s, 2035		9,896,266	8,634,492

JPMorgan Mortgage Trust FRB Ser. 07-A1, Class 3A4,
2.755s, 2035		3,683,188	3,167,542

Merrill Lynch Alternative Note Asset Trust FRB Ser. 07-OAR2,
Class A1, 0.334s, 2037		7,719,964	6,909,368

MortgageIT Trust
FRB Ser. 05-3, Class M1, 0.624s, 2035		6,267,473	5,499,707
FRB Ser. 05-3, Class A2, 0.504s, 2035		7,729,922	6,802,331

Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1A2,
0.544s, 2035		12,601,735	11,530,587

Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.981s, 2046		41,084,338	28,913,103
FRB Ser. 06-QO7, Class 1A1, 0.929s, 2046		47,488,166	30,748,588
FRB Ser. 06-QO5, Class 2A1, 0.344s, 2046		24,965,191	18,911,132

34 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.1%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.201s, 2046	$15,601,344	$13,885,196
FRB Ser. 06-AR3, Class A1B, 1.131s, 2046	21,787,733	17,767,896
FRB Ser. 06-AR4, Class 1A1B, 1.071s, 2046	9,535,192	8,104,913
FRB Ser. 05-AR19, Class A1C3, 0.654s, 2045	17,525,485	15,071,917
FRB Ser. 05-AR13, Class A1C3, 0.644s, 2045	35,332,894	30,439,288
FRB Ser. 05-AR8, Class 2AC2, 0.614s, 2045	10,908,742	9,637,874
FRB Ser. 05-AR11, Class A1B2, 0.604s, 2045	6,393,097	5,593,960
FRB Ser. 05-AR13, Class A1B2, 0.584s, 2045	7,997,301	7,197,571
FRB Ser. 05-AR17, Class A1B2, 0.564s, 2045	1,692,555	1,489,449
FRB Ser. 05-AR15, Class A1B2, 0.564s, 2045	11,121,784	9,704,424
FRB Ser. 05-AR19, Class A1C4, 0.554s, 2045	6,558,784	5,706,142
FRB Ser. 05-AR11, Class A1B3, 0.554s, 2045	12,728,277	11,137,242
FRB Ser. 05-AR8, Class 2AC3, 0.544s, 2045	3,781,263	3,327,511
FRB Ser. 05-AR1, Class A1B, 0.544s, 2045	5,856,513	5,206,908
FRB Ser. 05-AR15, Class A1B3, 0.494s, 2045	6,908,361	5,993,349
FRB Ser. 05-AR6, Class 2A1C, 0.494s, 2045	13,952,808	12,487,763
FRB Ser. 05-AR6, Class 2AB3, 0.424s, 2045	3,759,970	3,402,773
FRB Ser. 12-RR2, Class 1A2, 0.336s, 2047	16,977,455	12,138,880

		583,775,363

Total mortgage-backed securities (cost $2,582,844,117)		$2,747,635,665

CORPORATE BONDS AND NOTES (30.7%)*	Principal amount	Value

Basic materials (2.2%)
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	$5,135,000	$6,502,194

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	2,090,000	2,160,538

ArcelorMittal SA sr. unsec. unsub. notes 5s, 2017 (France)	500,000	530,625

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	2,921,000	2,869,883

Ashland, Inc. sr. unsec. unsub. notes 3s, 2016	3,880,000	3,952,750

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	1,256,000	1,350,200

Beverage Packaging Holdings Luxembourg II SA/Beverage
Packaging Holdings II Issuer, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2016 (Luxembourg)	1,375,000	1,409,375

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	2,742,000	2,933,940

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	2,990,000	2,945,150

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	3,529,000	3,793,675

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	955,000	1,120,931

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	1,415,000	1,418,538

Cemex SAB de CV 144A company guaranty sr. notes 9 1/2s,
2018 (Mexico)	845,000	973,863

Cemex SAB de CV 144A company guaranty sr. notes 7 1/4s,
2021 (Mexico)	4,650,000	5,080,125

Diversified Income Trust	35

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Basic materials cont.
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	$2,485,000	$2,643,419

Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)	200,000	207,250

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	2,902,000	3,112,395

Exopack Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	3,030,000	3,200,438

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	1,674,000	1,766,070

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	1,386,000	1,410,255

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	2,084,000	2,292,400

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	2,572,000	2,707,030

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	1,041,000	1,121,678

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021	1,198,000	1,199,498

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	4,275,000	4,665,094

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	1,972,000	2,346,680

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	1,980,000	2,049,300

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	4,499,000	4,678,960

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	4,125,000	4,620,000

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	816,000	895,560

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	4,945,000	4,975,906

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	383,000	340,870

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	1,205,000	1,319,475

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	5,545,000	5,732,144

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 5 7/8s, 2019 (Luxembourg)	900,000	919,125

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	2,472,000	2,855,160

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	2,634,000	2,917,155

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020	3,381,000	3,659,933

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	1,785,000	1,817,808

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	2,325,000	2,598,188

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	3,540,000	3,787,800

PQ Corp. 144A sr. notes 8 3/4s, 2018	2,603,000	2,843,778

36 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Basic materials cont.
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	$435,000	$486,113

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	1,649,000	1,778,859

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	1,764,000	1,944,810

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	1,065,000	1,072,988

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)	985,000	1,035,659

Smurfit Kappa Treasury Funding, Ltd. company guaranty
sr. unsub. notes 7 1/2s, 2025 (Ireland)	82,000	92,660

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	305,000	331,688

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	1,405,000	1,527,938

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	700,000	712,250

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	3,110,000	3,506,525

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	2,240,000	2,455,600

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	1,862,000	1,913,205

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	1,735,000	1,843,438

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	1,105,000	1,099,475

		129,526,364
Capital goods (1.9%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	7,524,000	8,182,350

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019	4,031,000	4,660,844

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 6 5/8s, 2022	3,425,000	3,711,844

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020	2,733,000	2,996,051

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	2,425,000	2,494,719

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	500,000	580,625

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	2,290,000	2,421,675

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	1,010,000	1,063,025

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	1,008,000	1,018,080

Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)	1,091,000	1,137,368

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	3,624,000	4,022,640

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	2,906,000	2,775,230

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	812,000	860,720

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	537,000	408,120

Gestamp Funding Luxembourg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)	1,545,000	1,595,213

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020	1,808,000	1,862,240

Diversified Income Trust	37

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Capital goods cont.
KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	590,000	$893,396

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$1,646,000	1,740,645

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		3,324,000	4,414,382

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		4,338,000	4,619,970

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		5,532,000	5,421,360

Oshkosh Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022		5,277,000	5,369,348

Pittsburgh Glass Works, LLC 144A company guaranty
sr. notes 8s, 2018		5,859,000	6,371,663

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		1,445,000	1,531,700

Rexam PLC unsec. sub. FRB bonds 6 3/4s, 2067
(United Kingdom)	EUR	560,000	823,327

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		$484,000	510,620

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		1,325,000	1,455,844

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		4,685,000	4,907,538

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		1,325,000	1,480,688

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		3,375,000	3,611,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		4,095,000	4,468,669

Schaeffler Holding Finance BV 144A company guaranty
sr. notes 6 7/8s, 2018 (Netherlands) ‡‡		2,120,000	2,257,800

Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018
(Netherlands) ‡‡	EUR	1,020,000	1,493,028

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		$1,830,000	2,008,425

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		415,000	451,313

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		5,479,000	5,862,530

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017		1,687,000	1,809,308

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020		1,120,000	1,187,200

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021		455,000	503,913

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020		3,764,000	3,829,870

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		3,171,000	3,400,898

38 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Capital goods cont.
Triumph Group, Inc. company guaranty sr. unsec. notes
4 7/8s, 2021		$1,395,000	$1,374,075

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		1,275,000	1,345,125

			112,934,629
Communication services (3.6%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		2,000,000	2,375,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		244,000	278,770

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		3,134,000	3,322,040

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		6,802,000	6,733,980

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		4,219,000	4,081,883

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,347,000	1,424,453

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		7,671,000	8,140,849

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		380,000	399,475

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		729,000	775,474

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		4,459,000	4,531,459

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		4,210,000	4,704,675

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		4,855,000	5,182,713

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		5,118,000	5,322,720

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		2,657,000	2,975,840

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		3,588,000	3,744,975

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		2,620,000	3,058,850

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		475,000	496,375

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		1,949,000	2,139,028

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		3,750,000	4,228,125

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		4,928,000	5,125,120

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)		770,000	800,800

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		1,949,000	2,139,028

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)		4,016,000	4,256,960

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		9,639,000	10,145,048

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		2,470,000	2,612,025

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	1,560,000	2,240,815

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		$2,993,000	3,355,901

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		515,000	565,213

Diversified Income Trust 39

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		$183,000	$198,326

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021		895,000	944,225

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		386,000	413,020

Nil International Telecom SCA 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		1,467,000	993,893

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		3,202,000	3,514,195

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	2,520,000	4,411,279

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$2,618,000	2,624,545

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		3,051,000	3,406,759

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,518,894

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		2,843,000	3,017,134

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		520,000	544,700

Sprint Capital Corp. company guaranty 6 7/8s, 2028		4,110,000	3,986,700

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		4,280,000	5,034,350

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		3,538,000	3,847,575

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		4,427,000	5,412,008

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		5,079,000	5,586,900

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		7,480,000	8,153,200

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	495,000	722,682

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	540,000	652,636

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		$800,000	859,000

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023		3,915,000	4,159,688

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		900,000	963,000

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		4,663,000	4,948,609

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		2,582,000	2,701,418

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	2,690,000	4,077,429

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	790,000	1,193,172

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
sr. notes 7 1/2s, 2019 (Germany)	EUR	1,855,000	2,771,049

40 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Communication services cont.
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	2,130,000	$3,097,370

Unitymedia KabelBW GmbH company guaranty sr. notes
Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	2,398,000	3,616,554

Unitymedia KabelBW GmbH 144A company guaranty notes
9 1/2s, 2021 (Germany)	EUR	665,000	1,056,782

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	1,986,000	3,019,025

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$7,563,000	7,581,908

Virgin Media Finance PLC company guaranty sr. unsec. bonds
8 7/8s, 2019 (United Kingdom)	GBP	162,000	290,591

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	2,160,000	3,817,467

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		$6,125,000	6,951,875

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	301,000	438,371

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Luxembourg)	EUR	4,110,000	5,985,731

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$1,135,000	1,197,425

Wind Acquisition Holdings Finance SA company guaranty
sr. notes Ser. REGS, 12 1/4s, 2017 (Luxembourg)	EUR	1,241,900	1,796,311

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		$2,884,000	3,309,390

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		780,000	838,500

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023		815,000	794,625

			215,605,905
Consumer cyclicals (5.2%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		360,000	392,400

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		2,673,000	3,080,633

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 7/8s, 2022		2,740,000	2,787,950

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018		2,870,000	3,307,675

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020		3,975,000	4,322,813

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016		275,000	305,250

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023		1,336,000	1,396,120

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017		1,696,000	1,696,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021		1,936,000	1,870,660

Boyd Gaming Corp. company guaranty sr. unsec. notes
9 1/8s, 2018		600,000	650,400

Diversified Income Trust	41

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	$2,409,000	$2,565,585

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	3,125,000	3,227,594

Building Materials Corp. of America 144A company guaranty
sr. notes 7 1/2s, 2020	1,185,000	1,276,838

Building Materials Corp. of America 144A company guaranty
sr. notes 7s, 2020	2,425,000	2,600,813

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	1,965,000	2,132,025

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	1,865,000	2,081,806

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020	1,185,000	1,063,538

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	3,016,000	2,902,900

CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	4,362,000	4,471,050

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	855,000	912,969

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	945,000	956,813

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	261,000	262,958

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	4,905,000	4,941,788

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	813,000	924,788

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	4,412,000	5,084,830

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	2,348,000	2,656,175

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
notes 8 1/4s, 2021	860,000	971,800

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
notes 8s, 2019	1,080,000	1,183,950

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	438,000	438,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	3,261,000	3,134,636

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	566,000	627,553

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	4,178,000	4,360,788

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2019	1,721,000	1,807,050

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	857,000	925,560

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes 6 1/2s, 2022	5,336,000	5,702,850

CST Brands, Inc. company guaranty sr. unsec. notes 5s, 2023	2,131,000	2,093,708

42 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		$2,310,000	$2,460,150

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		2,831,000	2,947,779

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		2,270,000	2,423,225

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		2,391,000	2,749,650

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		1,487,000	1,546,480

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		3,355,000	3,602,431

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		450,000	455,625

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		2,635,000	3,006,862

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		1,140,000	1,172,775

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		1,605,000	1,685,250

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		2,000,000	2,135,460

General Motors Co. 144A sr. unsec. unsub. notes 4 7/8s, 2023		3,000,000	3,075,000

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		2,590,000	2,755,113

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020		3,020,000	3,099,275

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018		885,000	908,231

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		4,092,000	4,439,820

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,495,000	2,383,554

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A
sr. unsec. notes 7s, 2020		$2,315,000	2,019,838

Grupo Televisa, S.A.B sr. unsec. unsub. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	25,900,000	1,597,585

Grupo Televisa, S.A.B. sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$900,000	1,030,906

Grupo Televisa, S.A.B. sr. unsec. notes 6s, 2018 (Mexico)		418,000	468,763

GTECH SpA jr. sub. FRN notes Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	2,387,000	3,566,521

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		$2,903,000	3,135,240

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		1,090,000	1,115,888

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		925,000	1,000,156

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		1,008,000	1,023,120

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		1,235,000	1,341,519

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		4,588,000	4,926,365

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	1,205,275	1,672,899

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		$700,000	729,750

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		6,330,000	6,567,375

Diversified Income Trust 43

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	$1,060,000	$1,152,750

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	2,755,000	3,099,375

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	1,325,000	1,401,188

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	2,567,000	2,721,020

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024	2,250,000	2,306,250

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	3,125,000	3,328,125

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	4,299,000	4,180,778

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	1,370,000	1,393,975

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,330,000	2,513,488

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	2,705,000	2,985,644

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	3,490,000	3,533,625

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	2,555,000	2,915,894

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	915,000	999,638

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	4,748,000	5,264,345

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	2,495,000	2,887,963

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	1,210,000	1,327,975

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	5,615,776	6,345,827

Navistar International Corp. sr. notes 8 1/4s, 2021	4,579,000	4,676,304

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	1,826,000	2,017,730

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	1,280,000	1,406,400

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	1,317,000	1,321,939

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	4,245,000	4,563,375

Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	3,936,000	4,113,120

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	799,000	804,993

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	2,343,000	2,571,443

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	2,155,000	2,408,213

Owens Corning company guaranty sr. unsec. notes 9s, 2019	692,000	857,271

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	3,735,000	3,669,638

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	3,797,000	3,967,865

Petco Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	1,280,000	1,379,200

44 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡		$665,000	$681,625

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032		1,625,000	1,815,938

PulteGroup, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2035		280,000	261,100

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. notes 7 7/8s, 2018		230,000	250,700

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		3,275,000	3,307,750

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022		1,395,000	1,436,850

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		503,000	550,785

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		2,820,000	2,975,100

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		3,139,000	3,496,061

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		3,558,000	3,936,038

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s,
2019 (Netherlands)	EUR	2,595,000	4,021,876

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)		$260,000	290,550

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)		1,220,000	1,381,650

Schaeffler Finance BV 144A company guaranty sr. notes 4 3/4s,
2021 (Netherlands)		2,055,000	2,101,238

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021		2,019,000	2,099,760

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 1/8s, 2022		1,434,000	1,451,925

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021		353,000	350,353

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		4,858,000	5,125,190

Sirius XM Holdings, Inc. 144A sr. unsec. notes 5 1/4s, 2022		200,000	206,000

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021		5,129,000	5,167,468

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022		90,000	98,100

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		215,000	232,738

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020		1,125,000	1,219,219

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021		2,300,000	2,449,500

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		2,315,000	2,280,275

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024		1,170,000	1,155,375

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		5,308,000	5,361,080

Thomas Cook Group PLC sr. unsec. notes Ser. EMTN, 7 3/4s,
2017 (United Kingdom)	GBP	2,188,000	4,015,233

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019		$1,000,000	1,100,000

Diversified Income Trust 45

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		$2,378,000	$2,425,560

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		2,350,841	2,480,137

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		4,975,000	5,677,719

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		475,000	486,875

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		2,339,000	2,590,443

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		1,293,000	1,428,765

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		1,500,000	1,612,500

			307,797,698
Consumer staples (1.9%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		4,005,000	3,744,675

Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018		883,320	896,570

Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2015	BRL	11,100,000	4,837,624

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		$7,136,000	7,760,400

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		2,280,000	2,297,100

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021		970,000	960,300

Barry Callebaut Services NV 144A company guaranty sr. unsec.
notes 5 1/2s, 2023 (Belgium)		3,105,000	3,178,012

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		1,492,000	1,628,145

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022		1,365,000	1,412,775

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		475,000	445,313

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		2,890,000	3,001,988

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		470,000	459,425

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021		2,850,000	2,785,875

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		2,401,000	2,707,128

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		1,349,000	1,490,645

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		2,171,000	2,095,015

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		1,337,000	1,320,288

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		2,498,000	2,747,800

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		4,296,000	4,682,640

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		5,890,000	6,331,750

46 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Consumer staples cont.
Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	1,688,000	$2,957,615

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		$1,220,000	1,153,084

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		5,905,000	5,809,044

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		800,000	852,000

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		5,777,000	6,181,390

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		280,000	298,551

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		680,000	744,600

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		3,515,000	3,743,475

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		1,675,000	1,779,688

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		915,000	979,050

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		6,615,000	7,284,769

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		1,645,000	1,795,106

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		263,000	282,725

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021		2,010,000	2,060,250

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021		4,388,000	4,409,940

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		3,845,000	4,388,106

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		595,000	660,450

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		1,405,000	1,517,400

Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021		460,000	477,250

Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018		1,515,000	1,575,600

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		4,016,000	4,507,960

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024		590,000	594,425

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		920,000	1,015,450

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023		1,582,000	1,676,920

			111,528,316
Energy (5.5%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		1,947,000	2,073,555

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		765,000	823,331

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		6,012,000	6,049,575

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		1,950,000	1,472,250

Antero Resources Finance Corp. 144A company guaranty
sr. unsec. notes 5 3/8s, 2021		1,938,000	1,967,070

Diversified Income Trust 47

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Energy cont.
Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		$1,992,000	$2,121,480

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		520,000	559,000

Aurora USA Oil & Gas Inc. 144A company guaranty sr. unsec.
notes 9 7/8s, 2017		1,560,000	1,719,900

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		3,906,000	4,189,185

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		1,640,000	1,865,500

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		260,000	286,000

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	565,000	852,426

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$475,000	502,906

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021		215,000	234,350

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		3,280,000	3,575,200

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		2,672,000	2,778,880

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		896,000	934,080

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	2,355,000	1,693,555

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$558,000	446,400

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		1,829,000	1,986,751

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		7,000,000	7,306,250

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		2,340,000	2,550,600

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		2,050,000	2,060,250

Exterran Partners LP/EXLP Finance Corp. 144A company
guaranty sr. unsec. notes 6s, 2022		2,280,000	2,242,859

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021		2,345,000	2,485,700

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		1,810,000	1,857,965

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)		1,280,000	1,318,400

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)		3,305,000	3,901,652

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)		740,000	833,388

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		4,595,000	4,755,825

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020		3,436,000	3,736,650

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020		2,835,000	3,054,713

48 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Energy cont.
Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	$5,523,000	$5,730,113

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	810,000	824,175

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	795,000	864,563

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	1,625,000	1,767,188

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	1,492,000	1,568,465

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	540,000	598,725

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	4,565,000	4,673,419

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	8,153,000	8,153,000

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	2,945,000	3,070,163

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7 1/4s, 2019	5,945,000	6,197,663

Lukoil International Finance BV 144A company guaranty
sr. unsec. notes 6 1/8s, 2020 (Russia)	5,000,000	5,175,000

Lukoil International Finance BV 144A company guaranty
sr. unsec. notes 4.563s, 2023 (Russia)	1,700,000	1,559,427

Lukoil International Finance BV 144A company guaranty
sr. unsec. unsub. bonds 6.656s, 2022 (Russia)	2,380,000	2,528,750

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	1,624,000	1,709,260

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	3,431,000	3,551,085

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	22,465,000	21,229,425

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	4,300,000	4,579,500

Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020	1,000,000	1,065,000

Norther Blizzard Resources, inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2022 (Canada)	725,000	746,750

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	1,045,000	1,133,825

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	3,475,000	3,761,688

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	2,250,000	2,396,878

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	1,425,000	1,449,938

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	2,848,000	3,189,760

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)	760,000	828,400

Pertamina Persero PT 144A sr. unsec. notes 5 1/4s,
2021 (Indonesia)	12,300,000	12,330,750

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)	720,000	692,100

Diversified Income Trust 49

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Energy cont.
Pertamina Persero PT 144A sr. unsec. unsub. notes 6s,
2042 (Indonesia)		$1,425,000	$1,261,125

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)		4,050,000	3,650,063

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)		21,355,000	16,146,943

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)		10,370,000	5,496,100

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)		5,000,000	3,857,250

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)		30,715,000	29,364,769

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)		16,885,000	14,539,842

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		25,641,000	21,474,338

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 12 3/4s, 2022 (Venezuela)		1,000,000	907,500

Petroleos Mexicanos company guaranty sr. unsec. notes 6 1/2s,
2041 (Mexico)		1,000,000	1,095,000

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2045 (Mexico)		1,865,000	2,017,456

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 4 7/8s, 2024 (Mexico)		1,665,000	1,716,263

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022		2,583,000	2,854,215

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		1,640,000	1,771,200

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022		790,000	805,800

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		3,321,000	3,491,201

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021		3,111,000	3,180,998

Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022		2,650,000	2,742,750

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016		2,885,000	3,187,925

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		705,000	740,250

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020		3,925,000	4,278,250

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021		678,000	723,765

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		2,090,000	2,289,240

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		3,445,000	3,729,213

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		1,105,000	1,182,350

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		985,000	1,052,719

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	590,000	543,035

Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$2,590,000	2,615,900

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		655,000	660,947

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		1,915,000	2,029,900

50 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Energy cont.
Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		$5,725,000	$6,147,219

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022		5,215,000	5,345,375

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		1,942,000	2,077,940

			326,587,497
Financials (5.0%)
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		1,815,000	2,025,994

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015		4,595,000	4,859,213

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031		2,000,000	2,465,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		7,290,000	8,665,988

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,333,000	1,589,603

Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual
maturity (Ireland)	EUR	7,000,000	10,511,466

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		$1,200,000	1,213,500

Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s,
2018 (Costa Rica)		2,200,000	2,228,883

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		617,000	613,915

Boparan Finance PLC 144A company guaranty sr. unsec. unsub.
bonds 9 3/4s, 2018 (United Kingdom)	EUR	1,030,000	1,526,509

Boparan Finance PLC 144A company guaranty sr. unsec. unsub.
notes 9 7/8s, 2018 (United Kingdom)	GBP	835,000	1,499,956

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		$2,575,000	2,748,813

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		782,000	782,978

CIT Group, Inc. sr. unsec. notes 5s, 2023		1,205,000	1,232,113

CIT Group, Inc. sr. unsec. notes 5s, 2022		4,115,000	4,269,313

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,350,000	1,447,875

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		1,960,000	1,981,446

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	3,227,594

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,710,000	1,842,525

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		2,620,000	2,397,300

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		785,000	897,844

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		1,984,000	1,676,480

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		2,805,000	2,917,200

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		3,250,000	3,688,750

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,659,000	4,152,965

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		4,906,000	5,335,275

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		3,400,000	3,629,500

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub.
FRB bonds 5.13s, perpetual maturity (Jersey)	EUR	1,092,000	1,587,346

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2020		$5,500,000	5,830,000

Diversified Income Trust	51

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2022		$3,985,000	$4,044,775

Industry & Construction Bank St. Petersburg OJSC Via Or-ICB
unsec. sub. FRN notes 5.01s, 2015 (Russia)		1,695,000	1,646,828

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		760,000	803,700

iStar Financial, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2018 R		1,475,000	1,511,875

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		2,250,000	2,539,688

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		2,775,000	3,004,981

Lloyds Bank PLC jr. sub. FRN notes Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	1,080,000	2,988,615

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, perpetual maturity (United Kingdom)		$2,300,000	2,311,500

MetLife Capital Trust X 144A jr. sub. FRB bonds 9 1/4s, 2068		935,000	1,227,188

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		2,405,000	2,573,350

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		1,454,000	1,461,270

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		740,000	747,400

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018		1,380,000	1,386,900

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		3,243,000	3,056,528

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022		3,375,000	3,594,375

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		3,872,000	4,123,680

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		1,774,000	1,876,005

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		3,493,000	3,868,498

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		3,210,000	3,298,275

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		3,128,000	3,116,270

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019		500,000	546,250

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes
Ser. U, 7.64s, perpetual maturity (United Kingdom)		6,465,000	6,561,975

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.092s, perpetual maturity (United Kingdom)	EUR	2,550,000	3,530,571

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)		$1,495,000	1,530,810

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sub.
FRN notes 6s, 2021 (Russia)		5,350,000	5,229,625

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
unsec. notes sr. loan 9s, 2014 (Russia)		2,875,000	2,903,750

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)		2,100,000	2,181,071

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)		5,010,000	5,165,310

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		3,021,000	3,557,228

52 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Financials cont.
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)		$2,540,000	$2,655,570

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		4,130,000	4,532,675

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		1,295,000	1,434,213

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		3,875,000	3,942,813

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		1,665,000	1,720,761

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		2,000,000	2,095,000

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		796,000	871,620

UBS AG/Jersey Branch jr. unsec. sub. FRB bonds 4.28s,
perpetual maturity (Jersey)	EUR	976,000	1,363,652

UBS AG/Jersey Branch jr. unsec. sub. FRN notes Ser. EMTN,
7.152s, perpetual maturity (Jersey)	EUR	2,000,000	3,120,376

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)		$3,400,000	2,988,702

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		3,583,000	3,726,320

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes
5.942s, 2023 (Russia)		3,100,000	2,929,500

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		1,956,000	1,936,440

VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s,
perpetual maturity (Russia)		1,600,000	1,616,340

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		4,335,000	4,454,213

VTB Bank OJSC Via VTB Capital SA 144A bank guaranty
sr. unsec. notes 6.551s, 2020 (Russia)		5,000,000	5,175,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		22,451,000	23,854,188

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		23,618,000	24,267,495

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)		37,900,000	37,710,798

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021		2,770,000	2,763,075

			300,392,386
Health care (2.1%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		2,200,000	2,296,250

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		1,210,000	1,258,400

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019		1,901,000	2,053,080

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,173,201

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		$1,770,000	1,880,625

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		2,085,000	2,245,545

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	2,235,000	3,380,208

Diversified Income Trust	53

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Health care cont.
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$2,247,000	$2,314,410

Catamaran Corp. company guaranty sr. unsec. bonds
4 3/4s, 2021		1,470,000	1,490,213

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		1,126,000	1,186,523

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		721,000	792,199

CHS/Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021		475,000	486,875

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022		570,000	595,650

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		2,429,000	2,501,870

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	865,000	1,260,438

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$2,010,000	2,231,100

Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018
(United Kingdom)	GBP	2,990,000	5,251,814

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022		$2,205,000	2,262,881

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		1,686,000	1,801,913

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,675,000	1,804,813

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,365,200

Grifols Worldwide Operations, Ltd. 144A sr. unsec. notes 5 1/4s,
2022 (Ireland)		705,000	722,625

HCA, Inc. company guaranty sr. notes 5 7/8s, 2022		2,000,000	2,155,000

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		1,801,000	1,807,754

HCA, Inc. sr. notes 6 1/2s, 2020		7,233,000	8,100,960

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		741,000	846,593

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		3,240,000	3,523,500

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		1,000,000	1,020,000

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		1,591,000	1,698,393

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		816,000	858,840

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		2,140,000	2,249,675

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		1,349,000	1,500,763

JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)		3,387,000	3,488,610

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		5,154,000	5,927,100

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019		1,213,000	1,410,113

MPH Acquisition Holdings, LLC 144A sr. unsec. notes
6 5/8s, 2022		365,000	374,125

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,083,000	1,175,055

54 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Health care cont.
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	$1,266,000	$1,379,940

Omega Healthcare Investors, Inc. 144A sr. unsec. notes
4.95s, 2024 R	2,195,000	2,148,409

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	2,331,000	2,523,308

Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021	840,000	896,700

Service Corp. International/US sr. notes 7s, 2019	970,000	1,026,988

Service Corp. International/US sr. notes 7s, 2017	3,136,000	3,513,888

Service Corp. International/US sr. unsec. unsub. notes
4 1/2s, 2020	1,933,000	1,884,675

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	3,168,000	3,207,600

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	2,790,000	2,932,290

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	2,400,000	2,559,000

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	1,825,000	1,783,938

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	3,040,000	2,933,600

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,677,000	2,954,739

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	575,000	579,313

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	4,967,000	5,314,690

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	350,000	378,875

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	900,000	956,250

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	2,560,000	2,771,200

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	350,000	370,125

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	2,270,000	2,497,000

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	3,905,000	4,100,250

		124,205,092
Technology (1.4%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	2,900,000	3,055,875

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	5,785,000	6,088,713

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	1,786,000	1,656,515

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	5,131,000	5,092,518

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	597,000	652,969

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	6,818,000	8,113,420

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021	4,240,000	4,838,900

Diversified Income Trust 55

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Technology cont.
First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021		$3,890,000	$4,084,500

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		11,711,000	12,706,435

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		1,245,000	1,338,375

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020		4,449,000	5,160,840

Freescale Semiconductor, Inc. 144A company guaranty
sr. notes 5s, 2021		2,380,000	2,427,600

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022		2,336,000	2,464,480

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019		555,000	625,069

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018		200,000	231,500

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023		3,445,000	3,660,313

Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022		2,819,000	2,952,903

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		6,620,000	6,586,900

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019		1,315,000	1,390,613

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		2,062,000	2,260,468

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		3,115,000	3,387,563

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	1,550,000	2,407,273

Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s,
2021 (Germany)	EUR	3,425,000	5,126,077

			86,309,819
Transportation (0.4%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	6,917,000	8,277,944

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)		$1,475,000	1,567,188

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		2,660,000	2,872,800

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)		4,547,700	4,939,939

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018		3,645,000	4,004,944

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		3,035,000	3,080,525

			24,743,340
Utilities and power (1.5%)
AES Corp. (VA) sr. unsec. notes 8s, 2020		5,164,000	6,093,520

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017		5,000,000	5,918,750

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021		1,960,000	2,234,400

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023		965,000	925,194

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		4,425,000	4,834,313

Calpine Corp. 144A company guaranty sr. notes 6s, 2022		2,765,000	2,903,250

56 Diversified Income Trust

CORPORATE BONDS AND NOTES (30.7%)* cont.		Principal amount	Value

Utilities and power cont.
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024		$510,000	$515,100

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		3,625,000	3,915,000

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 5 3/4s, 2021 (Brazil)		500,000	492,500

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037		2,495,000	2,824,410

El Paso, LLC company guaranty sr. notes 7s, 2017		4,910,000	5,540,130

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022		2,976,000	3,852,777

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		7,570,000	7,967,425

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10 1/4s, 2020		7,000,000	7,376,250

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		2,415,000	2,762,156

EP Energy, LLC/EP Energy Finance, Inc. sr. unsec. notes
9 3/8s, 2020		2,584,000	2,984,520

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019		2,122,000	2,291,760

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022		485,000	544,413

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		605,000	586,813

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		2,237,000	2,281,740

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		530,000	541,925

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		1,368,000	1,368,000

Majapahit Holding BV 144A company guaranty sr. unsec. unsub.
notes 8s, 2019 (Indonesia)		3,850,000	4,480,438

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		6,000,000	6,600,000

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		499,000	535,178

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		4,233,000	4,391,738

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		1,140,000	1,148,550

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023		955,000	888,150

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		1,440,000	1,105,200

Vattenfall AB jr. unsec. sub. FRB bonds 5 1/4s, perpetual
maturity (Sweden)	EUR	819,000	1,165,382

			89,068,982

Total corporate bonds and notes (cost $1,765,102,215)			$1,828,700,028

Diversified Income Trust	57

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.4%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038		$632,357	$714,997

			714,997
U.S. Government Agency Mortgage Obligations (12.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, TBA, April 1, 2044		5,000,000	5,330,078
3s, March 1, 2043 ##		1,962,950	1,877,454

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, April 1, 2044		23,000,000	25,386,250
4 1/2s, with due dates from November 1, 2043 to January 1, 2044 ##		33,952,817	36,298,130
4 1/2s, TBA, May 1, 2044		130,000,000	138,251,958
4 1/2s, TBA, April 1, 2044		165,000,000	176,034,375
4s, TBA, May 1, 2044		115,000,000	119,123,831
4s, TBA, April 1, 2044		155,000,000	161,115,231
3 1/2s, TBA, April 1, 2044		17,000,000	17,102,265
3s, with due dates from January 1, 2043 to August 1, 2043		9,608,224	9,217,475
3s, TBA, May 1, 2044		24,000,000	23,100,938
3s, TBA, April 1, 2044		26,000,000	25,100,156

			737,938,141

Total U.S. government and agency mortgage obligations (cost $739,733,469)			$738,653,138

U.S. TREASURY OBLIGATIONS (—%)*		Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/8s, February 15, 2040 [i]		$1,094,711	$1,319,981

U.S. Treasury Notes
1 3/4s, May 15, 2023 [i]		438,000	409,004
1s, May 31, 2018 [i]		170,000	167,384
1/2s, July 31, 2017 [i]		178,000	174,597

Total U.S. treasury obligations (cost $2,070,966)			$2,070,966

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.2%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$2,586,760	$1,967,231

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		17,225,000	15,933,125

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		43,325,000	42,198,550

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		50,760,786	38,578,197

Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s,
2024 (Bahamas)		1,800,000	1,810,332

Banco Nacional de Desenvolvimento Economico e Social 144A
sr. unsec. notes 5 3/4s, 2023 (Brazil)		5,000,000	5,156,752

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		3,755,000	3,994,194

Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil)	units	7,250	3,105,770

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
11 3/4s, 2015 (Argentina)		$25,600,000	25,024,000

58 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.2%)* cont.		Principal amount	Value

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$3,300,000	$2,897,400

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		10,550,000	11,011,563

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		2,700,000	2,349,000

Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		6,300,000	6,678,000

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		1,276,000	1,299,389

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		5,289,897	4,840,256

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2042 (Greece) ††	EUR	6,626,517	5,964,718

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2041 (Greece) ††	EUR	6,166,517	5,540,974

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2040 (Greece) ††	EUR	6,892,517	6,202,253

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2039 (Greece) ††	EUR	7,279,517	6,571,757

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	13,709,518	12,405,868

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	7,342,517	6,655,134

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	10,611,517	9,629,211

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	10,509,517	9,570,243

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	9,258,517	8,476,585

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	6,359,517	5,850,983

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	8,429,521	7,853,009

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	5,972,522	5,623,949

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	15,206,522	14,485,155

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	5,899,522	5,692,158

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	11,021,522	10,730,388

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	6,667,522	6,617,332

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	10,624,522	10,740,241

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	21,467,522	22,069,841

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	14,863,863	15,606,079

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	10,029,758	10,795,883

Hungary (Government of) sr. unsec. unsub. notes 4 1/8s,
2018 (Hungary)		$3,740,000	3,804,068

Diversified Income Trust 59

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.2%)* cont.		Principal amount	Value

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		$7,275,000	$6,519,855

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s,
2037 (Indonesia)		3,255,000	3,446,166

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	123,450,000	3,459,522

Iraq (Republic of) 144A bonds 5.8s, 2028 (Iraq)		$2,905,000	2,556,400

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	22,029,000	34,997,289

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		$3,500,000	3,819,375

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	4,199,000	6,176,957

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		$700,652	790,434

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		1,925,000	1,917,781

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		1,315,200	1,498,013

Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		1,250,000	1,250,181

Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s,
2024 (Serbia)		755,246	756,152

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	4,199,000	6,567,543

Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)		$1,300,000	1,347,983

Turkey (Republic of) sr. unsec. bonds 5 3/4s, 2024 (Turkey)		11,500,000	11,758,750

Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021 (Turkey)		6,800,000	7,019,980

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		5,015,000	5,815,544

Turkey (Republic of) unsec. notes 6 3/4s, 2040 (Turkey)		5,080,000	5,326,939

Ukraine (Government of) 144A sr. unsec. bonds 7.95s,
2014 (Ukraine)		10,620,000	10,409,724

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		5,035,000	4,929,265

Venezuela (Bolivarian Republic of) sr. unsec. bonds 7s,
2038 (Venezuela)		2,900,000	1,783,500

Venezuela (Bolivarian Republic of) sr. unsec. unsub. bonds
9 1/4s, 2027 (Venezuela)		6,555,000	4,950,139

Venezuela (Bolivarian Republic of) 144A unsec. bonds 13 5/8s,
2018 (Venezuela)		4,935,000	4,947,535

Total foreign government and agency bonds and notes (cost $427,913,008)			$489,774,615

SENIOR LOANS (1.9%)* [c]		Principal amount	Value

Basic materials (0.1%)
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021		$1,800,000	$1,796,625

Exopack, LLC bank term loan FRN Ser. B, 5 1/4s, 2019		100,000	101,125

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		1,231,900	1,231,900

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)		1,015,000	1,038,472

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020		621,135	624,327

WR Grace & Co. bank term loan FRN 3s, 2021		1,687,368	1,683,501

WR Grace & Co. bank term loan FRN Ser. DD, 3s, 2021 U		602,632	601,250

			7,077,200

60 Diversified Income Trust

SENIOR LOANS (1.9%)* [c] cont.	Principal amount	Value

Communication services (—%)
Asurion, LLC bank term loan FRN Ser. B1, 4 1/2s, 2019	$1,790,627	$1,793,363

		1,793,363
Consumer cyclicals (0.9%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	684,910	687,264

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	10,603,735	9,998,993

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	2,846,811	2,853,928

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.918s, 2019	10,049,000	9,827,922

Garda World Security Corp. bank term loan FRN Ser. B, 4s,
2020 (Canada)	1,198,426	1,198,426

Garda World Security Corp. bank term loan FRN Ser. DD, 4s,
2020 (Canada)	306,574	306,574

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	4,183,254	4,006,775

Hilton Worldwide Finance, LLC bank term loan FRN
Ser. B, 4s, 2020	2,999,211	3,002,960

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	488,532	494,639

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 5s, 2020	3,975,038	4,006,269

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	1,075,000	1,078,527

ROC Finance, LLC bank term loan FRN 5s, 2019	5,003,818	4,884,978

Travelport, LLC bank term loan FRN 9 1/2s, 2016	7,200,289	7,441,052

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	745,267	762,346

Travelport, LLC bank term loan FRN 6 1/4s, 2019	744,375	760,813

Tribune Co. bank term loan FRN Ser. B, 4s, 2020	2,194,500	2,193,403

Univision Communications, Inc. bank term loan FRN
4 1/2s, 2020	1,000,000	998,958

		54,503,827
Consumer staples (0.1%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	2,400,000	2,382,000

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,435,000	1,426,031

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	1,409,350	1,416,573

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	1,516,200	1,518,095

WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	1,000,000	1,015,000

		7,757,699
Energy (0.2%)
Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017	2,091,000	2,136,414

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	3,260,000	3,385,161

FTS International, Inc. bank term loan FRN Ser. B, 8 1/2s, 2016	1,709,927	1,734,037

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	1,500,000	1,530,000

		8,785,612
Financials (0.1%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	893,799	896,313

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	2,000,000	2,002,500

		2,898,813
Health care (0.2%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,239,313	1,239,313

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. D, 4 1/4s, 2021	2,184,525	2,201,577

Diversified Income Trust	61

SENIOR LOANS (1.9%)* [c] cont.	Principal amount		Value

Health care cont.
Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018		$2,115,095	$2,115,095

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.236s, 2021		2,265,000	2,262,169

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)		2,050,000	2,037,614

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020		1,269,007	1,273,893

			11,129,661
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B6, 8s, 2018		3,315,298	3,318,235

Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020		4,217,125	4,183,915

First Data Corp. bank term loan FRN 4.17s, 2018		824,435	825,901

First Data Corp. bank term loan FRN 4.155s, 2021		61,131	61,208

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021		3,701,400	3,734,676

			12,123,935
Transportation (0.1%)
Air Medical Group Holdings, Inc. bank term loan FRN
8 3/8s, 2018 ‡‡		3,750,000	3,703,125

			3,703,125
Utilities and power (—%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017		4,000,000	2,880,000

			2,880,000

Total senior loans (cost $112,307,666)			$112,653,235

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Call)	Jun-14/$99.75	$190,000,000	$1,800,250

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Call)	Jun-14/99.56	190,000,000	2,131,420

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jun-14/100.59	190,000,000	2,311,160

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jun-14/100.34	190,000,000	2,049,530

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.41	198,000,000	1,417,284

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.20	198,000,000	1,227,006

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.00	198,000,000	1,056,528

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Apr-14/101.03	198,000,000	890,802

Total purchased options outstanding (cost $14,390,859)			$12,883,980

62 Diversified Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Barclays Bank PLC
1.80/6 month EUR-EURIBOR_Reuters/Jun-24	Jun-14/1.80	EUR	185,695,000	$1,752,385

Goldman Sachs International
1.80/6 month EUR-EURIBOR_Reuters/Jun-24	Jun-14/1.80	EUR	185,695,000	1,752,386

Total purchased swap options outstanding (cost $3,119,726)				$3,504,771

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			$910,000	$1,281,963

Total convertible bonds and notes (cost $978,272)				$1,281,963

SHORT-TERM INVESTMENTS (12.6%)*	Principal amount/shares			Value

Federal Home Loan Bank unsec. discount notes with
an effective yield of 0.10%, April 9, 2014		$25,000,000		$24,999,444

Federal Home Loan Bank unsec. discount notes with
an effective yield of 0.10%, April 2, 2014			16,000,000	15,999,956

Federal Home Loan Mortgage Corp. unsec. discount notes with
an effective yield of 0.15%, October 6, 2014			22,034,000	22,027,103

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.11%, November 17, 2014			21,400,000	21,390,434

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.10%, April 21, 2014			29,000,000	28,998,389

Putnam Money Market Liquidity Fund 0.06% L		shares	188,837,512	188,837,512

Putnam Short Term Investment Fund 0.07% L		shares	208,435,859	208,435,859

U.S. Treasury Bills with an effective yield of 0.10%,
May 1, 2014 §			$5,000,000	4,999,571

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.14%, August 21, 2014 # Δ §			56,953,000	56,940,072

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, July 24, 2014 # §			41,079,000	41,073,454

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, May 29, 2014 # Δ §		134,268,000		134,248,849

Total short-term investments (cost $747,913,654)				$747,950,643

TOTAL INVESTMENTS

Total investments (cost $6,396,373,952)				$6,685,109,004

Diversified Income Trust 63

Key to holding’s currency abbreviations

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HUF Hungarian Forint

JPY Japanese Yen

MXN Mexican Peso

MYR Malaysian Ringgit

PLN Polish Zloty

RUB Russian Ruble

USD /$ United States Dollar

Key to holding’s abbreviations

bp Basis Points

EMTN Euro Medium Term Notes

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

JSC Joint Stock Company

MTN Medium Term Notes

OAO Open Joint Stock Company

OJSC Open Joint Stock Company

OTC Over-the-counter

PO Principal Only

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $5,956,582,971.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

64 Diversified Income Trust

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 7).

At the close of the reporting period, the fund maintained liquid assets totaling $1,747,451,186 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	82.9%	Canada	1.0%

Greece	2.8	Ireland	0.7

Russia	2.1	Ukraine	0.6

Argentina	1.9	Indonesia	0.5

Venezuela	1.5	Germany	0.5

Luxembourg	1.1	Other	3.4

United Kingdom	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $1,860,576,882) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/16/14	$1,443,685	$894,999	$548,686

	Canadian Dollar	Sell	4/16/14	7,988,806	7,946,085	(42,721)

	Chilean Peso	Buy	4/16/14	172,214	186,908	(14,694)

	Colombian Peso	Buy	4/16/14	14,874,035	14,669,199	204,836

	Singapore Dollar	Sell	5/21/14	8,243,792	8,131,572	(112,220)

	Swiss Franc	Sell	6/18/14	10,837,206	10,789,489	(47,717)

Barclays Bank PLC
	Australian Dollar	Buy	4/16/14	21,655,920	20,899,829	756,091

	Australian Dollar	Sell	4/16/14	21,655,920	20,529,514	(1,126,406)

	Brazilian Real	Buy	4/2/14	7,839,401	7,299,043	540,358

Diversified Income Trust 65

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $1,860,576,882) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Brazilian Real	Sell	4/2/14	$7,839,401	$7,327,539	$(511,862)

	British Pound	Sell	6/18/14	23,831,146	23,768,382	(62,764)

	Canadian Dollar	Sell	4/16/14	51,452	512,340	460,888

	Euro	Sell	6/18/14	26,000,241	26,132,546	132,305

	Japanese Yen	Sell	5/21/14	27,127,826	27,636,501	508,675

	Mexican Peso	Buy	4/16/14	4,595,904	4,501,563	94,341

	Mexican Peso	Buy	7/17/14	7,576,796	7,558,490	18,306

	New Zealand Dollar	Buy	4/16/14	29,054,469	28,760,683	293,786

	Norwegian Krone	Sell	6/18/14	13,919,909	14,265,465	345,556

	Singapore Dollar	Sell	5/21/14	3,528,113	3,480,187	(47,926)

	South African Rand	Sell	4/16/14	8,563,040	8,271,504	(291,536)

	Swedish Krona	Sell	6/18/14	799,443	518,981	(280,462)

	Swiss Franc	Sell	6/18/14	19,756,817	19,658,386	(98,431)

Citibank, N.A.
	Australian Dollar	Buy	4/16/14	14,685,615	14,112,249	573,366

	Australian Dollar	Sell	4/16/14	14,685,615	14,448,523	(237,092)

	Brazilian Real	Buy	4/2/14	17,075,584	16,284,809	790,775

	Brazilian Real	Sell	4/2/14	17,075,584	15,964,791	(1,110,793)

	Brazilian Real	Sell	7/2/14	8,266,555	8,112,960	(153,595)

	Canadian Dollar	Sell	4/16/14	7,665,535	8,177,457	511,922

	Chilean Peso	Sell	4/16/14	7,935,308	7,707,083	(228,225)

	Euro	Sell	6/18/14	14,103,695	14,113,382	9,687

	Japanese Yen	Sell	5/21/14	14,324,253	14,321,885	(2,368)

	New Zealand Dollar	Buy	4/16/14	29,370,349	29,127,148	243,201

	Norwegian Krone	Sell	6/18/14	13,755,664	13,803,587	47,923

	Swiss Franc	Sell	6/18/14	26,041,008	25,930,438	(110,570)

Credit Suisse International
	Australian Dollar	Buy	4/16/14	14,381,257	13,867,363	513,894

	Australian Dollar	Sell	4/16/14	14,381,257	13,546,049	(835,208)

	British Pound	Sell	6/18/14	7,166,606	7,181,127	14,521

	Canadian Dollar	Sell	4/16/14	31,675,988	32,020,768	344,780

	Euro	Sell	6/18/14	16,331,233	16,321,420	(9,813)

	Indian Rupee	Buy	5/21/14	8,036,210	7,359,572	676,638

	Japanese Yen	Sell	5/21/14	17,951,626	18,196,110	244,484

	Mexican Peso	Buy	4/16/14	3,084,620	3,185,927	(101,307)

	New Zealand Dollar	Buy	4/16/14	14,648,376	14,269,686	378,690

	Norwegian Krone	Buy	6/18/14	14,815,434	14,768,677	46,757

	Norwegian Krone	Sell	6/18/14	14,815,434	14,660,509	(154,925)

	Singapore Dollar	Sell	5/21/14	8,377,828	8,264,237	(113,591)

	South African Rand	Buy	4/16/14	8,679,849	8,354,314	325,535

	South African Rand	Sell	4/16/14	8,679,849	8,042,850	(636,999)

	South Korean Won	Sell	5/21/14	86,106	98,540	12,434

66 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $1,860,576,882) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Swedish Krona	Buy	6/18/14	$16,892,108	$17,357,959	$(465,851)

	Swiss Franc	Sell	6/18/14	16,603,798	16,530,877	(72,921)

Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	14,444,816	14,283,716	161,100

	British Pound	Sell	6/18/14	13,482,789	13,588,170	105,381

	Canadian Dollar	Sell	4/16/14	12,141,679	12,650,684	509,005

	Euro	Sell	6/18/14	18,899,561	18,761,424	(138,137)

	Japanese Yen	Sell	5/21/14	17,433,748	17,675,089	241,341

	New Zealand Dollar	Buy	4/16/14	14,793,661	14,555,250	238,411

	Norwegian Krone	Sell	6/18/14	14,180,497	14,158,296	(22,201)

	Swedish Krona	Buy	6/18/14	14,090,470	14,230,703	(140,233)

	Swiss Franc	Sell	6/18/14	21,637,965	21,521,715	(116,250)

Goldman Sachs International
	Australian Dollar	Buy	4/16/14	28,944,944	27,885,581	1,059,363

	Australian Dollar	Sell	4/16/14	28,944,944	28,142,956	(801,988)

	British Pound	Sell	6/18/14	26,399,907	26,384,904	(15,003)

	Canadian Dollar	Sell	4/16/14	16,835,657	17,413,137	577,480

	Euro	Sell	6/18/14	5,915,489	5,838,902	(76,587)

	Japanese Yen	Sell	5/21/14	13,884,652	13,959,590	74,938

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/16/14	8,519,983	8,215,528	304,455

	Australian Dollar	Sell	4/16/14	8,519,982	8,176,446	(343,536)

	British Pound	Sell	6/18/14	14,802,576	14,750,005	(52,571)

	Canadian Dollar	Sell	4/16/14	11,291,680	11,517,437	225,757

	Euro	Sell	6/18/14	22,391,220	22,350,581	(40,639)

	Japanese Yen	Sell	5/21/14	13,085,703	13,265,677	179,974

	Swedish Krona	Buy	6/18/14	12,635,825	12,683,431	(47,606)

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	14,761,682	14,270,172	(491,510)

	British Pound	Sell	6/18/14	3,514,489	3,522,237	7,748

	Canadian Dollar	Sell	4/16/14	19,937,064	19,985,562	48,498

	Euro	Sell	6/18/14	27,301,968	27,164,024	(137,944)

	Hungarian Forint	Sell	6/18/14	8,408,932	8,290,546	(118,386)

	Indian Rupee	Buy	5/21/14	8,639,647	8,275,701	363,946

	Mexican Peso	Buy	4/16/14	7,016,357	6,941,426	74,931

	New Taiwan Dollar	Sell	5/21/14	8,385,210	8,409,178	23,968

	New Zealand Dollar	Buy	4/16/14	14,634,247	14,116,115	518,132

	Norwegian Krone	Sell	6/18/14	13,547,942	13,556,808	8,866

	Russian Ruble	Sell	6/18/14	3,534,026	3,420,179	(113,847)

	Swedish Krona	Buy	6/18/14	14,818,078	14,912,087	(94,009)

	Swedish Krona	Sell	6/18/14	14,818,078	14,792,827	(25,251)

Diversified Income Trust	67

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $1,860,576,882) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Swiss Franc	Sell	6/18/14	$21,705,537	$21,610,940	$(94,597)

	Thai Baht	Sell	5/21/14	14,411,265	14,380,559	(30,706)

Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	4/16/14	38,912,907	38,858,975	53,932

	Canadian Dollar	Sell	4/16/14	38,912,907	39,381,404	468,497

	Euro	Sell	6/18/14	3,596,073	3,568,787	(27,286)

	Japanese Yen	Sell	5/21/14	8,107,667	8,159,671	52,004

	Mexican Peso	Buy	4/16/14	7,630,713	7,557,345	73,368

	Mexican Peso	Sell	4/16/14	7,630,713	7,610,866	(19,847)

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/16/14	29,162,303	28,174,058	988,245

	Australian Dollar	Sell	4/16/14	29,162,303	28,145,058	(1,017,245)

	Brazilian Real	Buy	4/2/14	8,827,193	8,161,410	665,783

	Brazilian Real	Sell	4/2/14	8,827,193	8,256,276	(570,917)

	British Pound	Buy	6/18/14	24,513,116	24,379,206	133,910

	British Pound	Sell	6/18/14	24,513,116	24,546,186	33,070

	Canadian Dollar	Sell	4/16/14	28,445,905	28,710,715	264,810

	Euro	Sell	6/18/14	9,042,388	9,036,443	(5,945)

	Japanese Yen	Sell	5/21/14	13,298,857	13,445,503	146,646

	Mexican Peso	Buy	4/16/14	6,814,087	6,741,928	72,159

	New Taiwan Dollar	Sell	5/21/14	8,385,210	8,405,574	20,364

	New Zealand Dollar	Buy	4/16/14	29,534,357	29,023,258	511,099

	Norwegian Krone	Buy	6/18/14	29,505,618	29,282,972	222,646

	Norwegian Krone	Sell	6/18/14	29,505,619	29,326,277	(179,342)

	Singapore Dollar	Sell	5/21/14	8,053,470	7,945,380	(108,090)

	Swedish Krona	Buy	6/18/14	14,831,102	14,972,441	(141,339)

	Swedish Krona	Sell	6/18/14	14,831,102	14,792,658	(38,444)

	Swiss Franc	Sell	6/18/14	19,476,569	19,392,560	(84,009)

UBS AG
	Australian Dollar	Buy	4/16/14	14,305,191	13,890,536	414,655

	Australian Dollar	Sell	4/16/14	14,305,191	13,458,359	(846,832)

	British Pound	Sell	6/18/14	12,802,651	12,925,873	123,222

	Canadian Dollar	Sell	4/16/14	19,608,187	20,200,880	592,693

	Euro	Sell	6/18/14	23,646,801	23,628,434	(18,367)

	Japanese Yen	Sell	5/21/14	13,298,857	13,447,558	148,701

	Mexican Peso	Buy	4/16/14	6,879,039	6,936,568	(57,529)

	Norwegian Krone	Sell	6/18/14	12,812,883	12,794,031	(18,852)

	South African Rand	Buy	4/16/14	8,679,849	8,353,966	325,883

	South African Rand	Sell	4/16/14	8,679,849	8,094,255	(585,594)

	Swedish Krona	Buy	6/18/14	14,015,348	14,062,279	(46,931)

	Swiss Franc	Sell	6/18/14	20,370,057	20,275,157	(94,900)

68 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $1,860,576,882) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	WestPac Banking Corp.
	Australian Dollar	Buy	4/16/14	$14,203,553	$13,549,900	$653,653

	British Pound	Sell	6/18/14	17,975,163	17,973,628	(1,535)

	Canadian Dollar	Sell	4/16/14	12,557,273	12,989,332	432,059

	Euro	Sell	6/18/14	4,709,221	4,594,090	(115,131)

Total						$6,009,995

FUTURES CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Short)	16	$1,714,548	Jun-14	$(14,508)

Euro-Bobl 5 yr (Short)	77	13,299,126	Jun-14	(1,273)

Euro-Bund 10 yr (Short)	297	58,665,636	Jun-14	(135,842)

Euro-Buxl 30 yr (Short)	269	47,798,406	Jun-14	(74,859)

Euro-Dollar 90 day (Short)	5,999	1,486,477,213	Sep-15	2,022,628

Japanese Government Bond
10 yr (Long)	19	26,621,906	Jun-14	(13,053)

Japanese Government Bond
10 yr Mini (Long)	25	3,503,125	Jun-14	(1,804)

U.S. Treasury Bond 30 yr (Long)	195	25,977,656	Jun-14	363,936

U.S. Treasury Note 5 yr (Short)	868	103,251,313	Jun-14	497,571

U.S. Treasury Note 10 yr (Short)	8,473	1,046,415,500	Jun-14	4,246,686

Total				$6,889,482

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/14 (premiums $55,127,522) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60		$397,509,100	$2,365,179

Barclays Bank PLC
2.10/6 month EUR-EURIBOR_Reuters/Jun-24	Jun-14/2.10	EUR	185,695,000	534,670

Goldman Sachs International
2.40/3 month USD-LIBOR-BBA/Jun-19	Jun-14/2.40		$531,171,233	419,625

2.10/6 month EUR-EURIBOR_Reuters/Jun-24	Jun-14/2.10	EUR	185,695,000	534,670

JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60		$198,754,000	1,204,449

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00		270,610,000	46,497,022

Total				$51,555,615

Diversified Income Trust 69

WRITTEN OPTIONS OUTSTANDING at 3/31/14 (premiums $12,780,391) (Unaudited)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/$100.94		$190,000,000	$614,080

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.75		190,000,000	743,090

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.34		190,000,000	1,203,650

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.16		190,000,000	1,379,970

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/99.59		190,000,000	1,309,480

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/99.34		190,000,000	1,163,560

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/98.59		190,000,000	670,510

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/98.34		190,000,000	565,440

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.41		198,000,000	601,524

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.20		198,000,000	529,650

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.00		198,000,000	440,550

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.41		198,000,000	209,088

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.20		198,000,000	165,330

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.00		198,000,000	128,898

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/100.03		198,000,000	101,376

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/99.03		198,000,000	2,178

Total				$9,828,374

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
Counterparty				Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration		Contract	appreciation/
Floating rate index/Maturity date	date/strike		amount	(depreciation)

Goldman Sachs International
(1.56)/3 month USD-LIBOR-BBA/
Oct-17 (Purchased)	Oct-14/1.56		$1,309,478,000	$(13,095)

1.03/6 month EUR-EURIBOR_Reuters/
Oct-17 (Written)	Oct-14/1.03	EUR	1,047,586,000	2,006,058

1.575/3 month USD-LIBOR-BBA/
Jun-19 (Purchased)	Jun-14/1.575		$531,171,233	(701,146)

70 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
Counterparty				Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration		Contract	appreciation/
Floating rate index/Maturity date	date/strike		amount	(depreciation)

JPMorgan Chase Bank N.A.
(1.115)/3 month USD-LIBOR-BBA/
Oct-16 (Purchased)	Oct-14/1.115		$523,793,000	$(31,428)

0.862/6 month EUR-EURIBOR_Reuters/
Oct-16 (Written)	Oct-14/0.862	EUR	392,846,000	465,436

Total				$1,725,825

TBA SALE COMMITMENTS OUTSTANDING at 3/31/14 (proceeds receivable $367,959,297) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 4 1/2s,
April 1, 2044	$5,000,000	4/10/14	$5,330,078

Federal National Mortgage Association, 4 1/2s,
April 1, 2044	165,000,000	4/10/14	176,034,375

Federal National Mortgage Association, 4s, April 1, 2044	155,000,000	4/10/14	161,115,230

Federal National Mortgage Association, 3s, April 1, 2044	26,000,000	4/10/14	25,100,156

Total			$367,579,839

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
MYR	164,465,000	$—	3/19/19	4.0275%	3 month MYR-	$205,386
					KLIBOR-BNM

Deutsche Bank AG
MYR	164,465,000	—	3/19/19	4.035%	3 month MYR-	188,280
					KLIBOR-BNM

PLN	167,112,000	—	3/17/24	4.1072%	6 month PLN-	(474,257)
					WIBOR-WIBO

PLN	83,320,000	—	3/18/24	4.12875%	6 month PLN-	(284,279)
					WIBOR-WIBO

PLN	76,955,000	—	3/27/24	4.045%	6 month PLN-	(75,729)
					WIBOR-WIBO

Goldman Sachs International
CAD	26,533,000	—	5/30/23	2.534%	3 month CAD-	306,397
					BA-CDOR

EUR	414,401,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(201,396)
				OIS-COMPOUND

EUR	414,401,000	—	8/30/14	0.309%	3 month EUR-	(929,281)
					EURIBOR-
					REUTERS

EUR	414,401,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(200,007)
				OIS-COMPOUND

EUR	414,401,000	—	8/31/14	0.314%	3 month EUR-	(963,171)
					EURIBOR-
					REUTERS

Diversified Income Trust	71

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	414,401,000	$—	9/3/14	1 year EUR-EONIA-	0.086%	$(343,855)
				OIS-COMPOUND

EUR	414,401,000	—	9/3/14	0.283%	3 month EUR-	(782,403)
					EURIBOR-
					REUTERS

JPMorgan Chase Bank N.A.
CAD	22,875,000	—	2/6/24	3 month CAD-BA-	2.855%	102,320
				CDOR

HUF	2,390,000,000	—	2/4/19	4.79%	6 month	(374,779)
					HUF-BUBOR-
					REUTERS

HUF	4,780,000,000	—	2/5/19	4.7275%	6 month	(686,807)
					HUF-BUBOR-
					REUTERS

HUF	6,635,000,000	—	2/11/19	4.41%	6 month	(510,226)
					HUF-BUBOR-
					REUTERS

PLN	31,950,000	—	2/4/19	6 month PLN-	4.04%	237,663
				WIBOR-WIBO

PLN	63,900,000	—	2/5/19	6 month PLN-	3.9775%	414,391
				WIBOR-WIBO

PLN	87,640,000	—	2/11/19	6 month PLN-	3.805%	332,003
				WIBOR-WIBO

Total		$—				$(4,039,750)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	618,200,000 E	$(1,894)	12/4/16	6 month EUR-	0.926%	$1,290,931
				EURIBOR-REUTERS

EUR	618,200,000 E	(3,121)	11/25/16	6 month EUR-	0.915%	1,268,412
				EURIBOR-REUTERS

EUR	618,200,000 E	(3,121)	11/25/16	6 month EUR-	0.925%	1,352,727
				EURIBOR-REUTERS

EUR	618,200,000 E	(2,730)	12/5/16	6 month EUR-	0.918%	1,196,412
				EURIBOR-REUTERS

EUR	618,200,000 E	(3,131)	11/27/16	6 month EUR-	0.942%	1,481,318
				EURIBOR-REUTERS

	$91,139,500 E	263,113	6/18/16	3 month USD-	0.75%	140,257
				LIBOR-BBA

	2,079,959,000 E	10,186,000	6/18/19	3 month USD-	2.00%	5,726,569
				LIBOR-BBA

	389,841,400 E	2,798,572	6/18/24	3 month USD-	3.00%	592,069
				LIBOR-BBA

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$118,520,300 E	$(2,661,423)	6/18/44	3 month USD-	3.75%	$1,304,977
				LIBOR-BBA

	79,710,600 E	(749)	5/23/19	3 month USD-	1.875%	131,251
				LIBOR-BBA

	169,960,000 E	1,082,339	6/18/17	3 month USD-	1.505%	(24,101)
				LIBOR-BBA

	91,261,000 E	6,019	6/15/17	3 month USD-	1.84%	290,114
				LIBOR-BBA

	796,133,000 E	(631,362)	6/18/16	3 month USD-	0.65%	(1,148,053)
				LIBOR-BBA

	933,884,000 E	4,170,393	6/18/19	3 month USD-	1.90%	6,691,879
				LIBOR-BBA

	237,792,000 E	925,515	6/18/24	3 month USD-	2.90%	132,716
				LIBOR-BBA

	207,433,800	(2,738)	3/27/24	3 month USD-	2.87%	(450,451)
				LIBOR-BBA

	139,494,100 E	(1,967)	5/23/24	3 month USD-	2.845%	(801,129)
				LIBOR-BBA

	67,856,500 E	(638)	5/27/19	3 month USD-	1.885%	106,779
				LIBOR-BBA

	104,098,400 E	(1,468)	5/27/24	3 month USD-	2.86%	(503,118)
				LIBOR-BBA

	1,983,760,000 E	(11,009)	6/17/17	3 month USD-	1.617%	(635,895)
				LIBOR-BBA

EUR	29,639,000 E	188,076	6/18/16	6 month EUR-	0.75%	1,391
				EURIBOR-REUTERS

EUR	899,464,000 E	(44,247,311)	6/18/19	6 month EUR-	1.75%	(443,478)
				EURIBOR-REUTERS

EUR	381,671,000 E	26,662,665	6/18/24	6 month EUR-	2.50%	(6,153,076)
				EURIBOR-REUTERS

EUR	1,110,477,000 E	(5,658)	12/5/16	6 month EUR-	1.1275%	(5,361,658)
				EURIBOR-REUTERS

EUR	698,100,000 E	(3,597)	12/4/16	6 month EUR-	0.725%	227,220
				EURIBOR-REUTERS

EUR	224,242,000 E	(3,465)	1/11/17	6 month EUR-	1.148%	1,037,619
				EURIBOR-REUTERS

EUR	520,032,000 E	(2,653)	1/21/17	6 month EUR-	1.031%	1,514,729
				EURIBOR-REUTERS

EUR	928,017,000 E	(7,046)	7/28/17	1 month EUR-	0.8575%	(2,400,366)
				EONIA-OIS-
				COMPOUND

EUR	1,480,367,000 E	(1,153,101)	8/12/17	1 month EUR-	0.80%	1,159,610
				EONIA-OIS-
				COMPOUND

EUR	308,260,000 E	195,559	2/18/24	6 month EUR-	2.85%	(3,804,450)
				EURIBOR-REUTERS

EUR	10,102,000 E	(52)	3/3/17	6 month EUR-	0.839%	(2,459)
				EURIBOR-REUTERS

Diversified Income Trust	73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	1,396,200,000 E	$(7,218)	11/27/16	6 month EUR-	0.729%	$242,834
				EURIBOR-REUTERS

EUR	698,100,000 E	(3,597)	12/4/16	6 month EUR-	0.728%	198,368
				EURIBOR-REUTERS

GBP	915,413,000 E	2,466,215	6/18/16	6 month GBP-	1.25%	1,072,858
				LIBOR-BBA

GBP	324,817,000 E	(3,086,977)	6/18/19	6 month GBP-	2.25%	(486,604)
				LIBOR-BBA

JPY	549,269,000	(184)	3/24/44	6 month JPY-	1.80%	(45,977)
				LIBOR-BBA

JPY	1,075,535,000	(361)	3/24/44	6 month JPY-	1.79625%	(99,875)
				LIBOR-BBA

JPY	29,832,600,000	(1,171)	3/14/19	6 month JPY-	0.3175%	(135,515)
				LIBOR-BBA

JPY	6,527,300,000	(1,139)	3/14/44	6 month JPY-	1.795%	589,450
				LIBOR-BBA

JPY	532,486,000	(95)	3/24/44	6 month JPY-	1.80125%	(42,862)
				LIBOR-BBA

Total		$(2,904,510)				$5,211,423

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
		Upfront		Payments	Total return	Unrealized
		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$14,755,181	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(6,771)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Barclays Bank PLC
	5,387,931	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,764
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,724,792	—	1/12/41	3.50% (1 month	Synthetic TRS Index	1,573
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,351,373	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,928)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,724,792	—	1/12/41	3.50% (1 month	Synthetic MBX Index	5,222
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,349,075	—	1/12/41	4.00% (1 month	Synthetic MBX Index	(7,733)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

74 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,139,052	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$1,874
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,955,856	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,269)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,688,242	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,431
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,981,893	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,132
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

68,241,572	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(59,978)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

10,444,330	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(6,631)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,291,922	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,174
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,984,719	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(1,895)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,632,754	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,941
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,058,121	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,056
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

25,717,438	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,168
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,115,627	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,544)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

17,520,446	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(52,921)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

19,689,928	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,019
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,918,308	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(3,757)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

904,416	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,698)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Diversified Income Trust	75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,395,109	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$854
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,155,756	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(354)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

26,781,791	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(80,895)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

19,510,165	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(12,386)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,394,907	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(22,336)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,561,707	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,827
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

527,851	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(253)
			USD-LIBOR	4.50% 30 year Ginnie
				Mae II pools

28,944,386	—	1/12/40	4.50% (1 month	Synthetic MBX Index	34,411
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

106,101,008	—	1/12/41	5.00% (1 month	Synthetic MBX Index	37,823
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

29,956,023	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,679
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,721,189	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,422
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

15,310,038	—	1/12/40	5.00% (1 month	Synthetic MBX Index	7,853
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

11,099,477	—	1/12/40	5.00% (1 month	Synthetic MBX Index	5,694
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

104,688	—	1/12/39	(6.00%)1 month	Synthetic TRS Index	(112)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

2,730,521	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,028
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

12,306,395	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	5,647
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

76 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$39,989,762	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(120,789)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,911,442	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(25,972)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

27,681,045	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	12,703
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

6,093,587	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(15,205)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,046,436	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(7,602)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,046,436	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(7,602)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

6,114,449	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(15,257)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

15,880,816	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(39,626)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

6,114,653	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(15,257)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

11,357,147	—	1/12/41	5.00% (1 month	Synthetic TRS Index	8,434
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

6,837,247	—	1/12/41	5.00% (1 month	Synthetic TRS Index	5,078
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

5,270,368	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,879
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

8,671,739	—	1/12/41	5.00% (1 month	Synthetic TRS Index	6,440
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

12,701,542	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(38,365)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

12,386,831	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(50,644)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,777,300	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,267)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Diversified Income Trust	77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$12,207,729	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(30,461)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

7,135,882	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(21,554)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

19,752,474	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	16,199
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

5,400,422	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(16,312)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,822,645	—	1/12/44	3.00% (1 month	Synthetic MBX Index	20,799
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

2,497,557	(7,024)	1/12/41	4.50% (1 month	Synthetic TRS Index	(10,647)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,744,638	9,873	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,306)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

70,250,000	—	3/20/24	(2.505%)	USA Non Revised	(347,457)
				Consumer Price
				Index-Urban (CPI-U)

338,447,000	—	3/20/16	1.795%	USA Non Revised	59,228
				Consumer Price
				Index-Urban (CPI-U)

54,498,000	—	3/21/24	(2.505%)	USA Non Revised	(269,493)
				Consumer Price
				Index-Urban (CPI-U)

Citibank, N.A.
3,195,516	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,139
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

19,222,475	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,852
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

13,293,781	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	6,101
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

209,600,000	—	2/3/16	1.795%	USA Non Revised	(129,952)
				Consumer Price
				Index-Urban (CPI-U)

23,690,858	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	10,872
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

78 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
	$52,400,000	$—	1/31/16	1.795%	USA Non Revised	$(34,584)
					Consumer Price
					Index-Urban (CPI-U)

EUR	134,930,000	—	2/21/19	(1.235%)	Eurostat Eurozone	(606,361)
					HICP excluding
					tobacco

EUR	70,320,000	—	2/21/24	1.69%	Eurostat Eurozone	527,201
					HICP excluding
					tobacco

	$340,349,000	—	3/27/16	1.7475%	USA Non Revised	(136,140)
					Consumer Price
					Index-Urban (CPI-U)

	70,645,000	—	3/27/24	(2.4825%)	USA Non Revised	(241,253)
					Consumer Price
					Index-Urban (CPI-U)

Credit Suisse International
	11,286,591	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,023
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	58,957,753	—	1/12/41	4.50% (1 month	Synthetic MBX Index	33,183
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	2,351,373	—	1/12/41	5.00% (1 month	Synthetic MBX Index	838
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	12,127,603	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(36,632)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	152,795	—	1/12/40	5.00% (1 month	Synthetic TRS Index	18
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	488,639	—	1/12/34	5.00% (1 month	Synthetic MBX Index	250
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	623,487	—	1/12/36	5.00% (1 month	Synthetic MBX Index	222
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	520,819	—	1/12/39	5.00% (1 month	Synthetic MBX Index	186
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,787,518	—	1/12/42	4.50% (1 month	Synthetic TRS Index	(2,588)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,787,518	—	1/12/42	4.50% (1 month	Synthetic MBX Index	2,876
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Diversified Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
	$4,521,905	$—	1/12/43	3.00% (1 month	Synthetic TRS Index	$3,539
				USD-LIBOR)	3.00% 30 year Fannie
					Mae pools

	20,844,207	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	9,566
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	19,996,715	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	9,177
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	21,319,504	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	9,784
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	22,261,971	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	10,216
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	8,158,779	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	3,744
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	20,166,909	—	1/12/41	5.00% (1 month	Synthetic TRS Index	14,977
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	20,210,992	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	16,575
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	24,790,056	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	20,330
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	33,251,346	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,693
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	4,822,645	—	1/12/44	3.00% (1 month	Synthetic TRS Index	6,786
				USD-LIBOR)	3.00% 30 year Fannie
					Mae pools

EUR	40,450,000	—	3/27/19	(1.1913%)	Eurostat Eurozone	(88,381)
					HICP excluding
					tobacco

EUR	134,930,000	—	2/20/19	(1.2225%)	Eurostat Eurozone	(487,952)
					HICP excluding
					tobacco

EUR	70,320,000	—	2/20/24	1.68%	Eurostat Eurozone	430,034
					HICP excluding
					tobacco

EUR	40,450,000	—	3/24/19	(1.1925%)	Eurostat Eurozone	(89,162)
					HICP excluding
					tobacco

80 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
GBP	34,210,000	$—	3/20/19	3.05%	GBP Non-revised UK	$(151,708)
					Retail Price Index

GBP	34,210,000	—	3/25/19	3.0413%	GBP Non-revised UK	(177,373)
					Retail Price Index

Deutsche Bank AG
	$3,532,013	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(2,242)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	12,127,603	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(36,632)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	374,792	—	1/12/34	5.50% (1 month	Synthetic MBX Index	1,052
				USD-LIBOR)	5.50% 30 year Fannie
					Mae pools

	650,410	—	1/12/36	5.50% (1 month	Synthetic MBX Index	1,825
				USD-LIBOR)	5.50% 30 year Fannie
					Mae pools

Goldman Sachs International
	12,849,273	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(13,749)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	2,349,075	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,065)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,139,052	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(982)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	4,213,332	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(17,226)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	19,883,514	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(8,170)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	19,883,514	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(8,170)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	29,520,202	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(13,547)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	26,703,499	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(12,254)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	6,098,871	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(18,422)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	2,291,207	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,921)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Diversified Income Trust	81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$49,717,132	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(22,816)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,501,574	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,817)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,515,950	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,579)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,907,048	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(12,209)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,433,071	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(1,533)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

8,970,172	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(9,599)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,041,412	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(5,950)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

2,627,647	—	1/12/38	6.50% (1 month	Synthetic MBX Index	7,937
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,707,740	—	1/12/40	(5.00%) 1 month	Synthetic MBX Index	(1,902)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,789,555	—	1/12/39	5.50% (1 month	Synthetic MBX Index	4,465
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

3,103,986	—	1/12/40	(4.50%) 1 month	Synthetic MBX Index	(3,690)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

20,867,304	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(18,341)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,540,777	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(13,715)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,354,807	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(25,236)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

446,675	—	1/12/41	5.00% (1 month	Synthetic TRS Index	332
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

616,393	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(325)
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

82 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$5,449,134	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(16,459)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,816,939	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(11,517)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

416,078	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,257)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,109,979	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,353)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

379,089	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,145)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

16,142	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(66)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,468,033	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(22,356)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

21,660,557	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(8,900)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,132,964	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,463)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,832,051	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,241)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

12,914,388	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,927)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

28,223,832	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(11,597)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,755,181	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(6,771)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

19,521,284	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,157)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

13,790,950	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,121)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

382,660,000	—	3/3/19	2.13%	USA Non Revised	627,562
				Consumer Price
				Index-Urban (CPI-U)

Diversified Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$30,904,902	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(27,163)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

19,733,183	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(9,056)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Royal Bank of Scotland PLC (The)
2,349,075	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,065)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Total	$2,849				$(1,858,362)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$39,713	$581,000	5/11/63	300 bp	$31,976
BBB– Index

CMBX NA	BBB–/P	79,608	1,321,000	5/11/63	300 bp	62,016
BBB– Index

CMBX NA	BBB–/P	163,473	2,648,000	5/11/63	300 bp	128,210
BBB– Index

CMBX NA	BBB–/P	155,838	2,734,000	5/11/63	300 bp	119,430
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	411,735	3,714,000	5/11/63	300 bp	362,277
BBB– Index

Irish Gov’t, 4.50%,	—	(336,426)	4,199,000	9/20/17	(100 bp)	(401,231)
4/18/20

Obrigacoes Do	—	(685,119)	4,199,000	9/20/17	(100 bp)	(633,527)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA	BBB–/P	202,017	2,538,000	5/11/63	300 bp	168,219
BBB– Index

CMBX NA	BBB–/P	199,232	2,735,000	5/11/63	300 bp	162,811
BBB– Index

CMBX NA	BBB–/P	32,415	2,792,000	5/11/63	300 bp	(4,765)
BBB– Index

CMBX NA	BBB–/P	47,813	3,112,000	5/11/63	300 bp	6,372
BBB– Index

CMBX NA	BBB–/P	254,058	3,184,000	5/11/63	300 bp	211,658
BBB– Index

84 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$361,220	$3,197,000	5/11/63	300 bp	$318,647
BBB– Index

CMBX NA	BBB–/P	211,953	3,222,000	5/11/63	300 bp	169,047
BBB– Index

CMBX NA	BBB–/P	249,546	3,223,000	5/11/63	300 bp	206,627
BBB– Index

CMBX NA	BBB–/P	56,804	3,224,000	5/11/63	300 bp	13,871
BBB– Index

CMBX NA	BBB–/P	98,311	3,231,000	5/11/63	300 bp	55,285
BBB– Index

CMBX NA	BBB–/P	306,092	3,994,000	5/11/63	300 bp	252,905
BBB– Index

CMBX NA	BBB–/P	254,058	6,191,000	5/11/63	300 bp	171,615
BBB– Index

CMBX NA BB Index	—	(32,354)	6,193,000	5/11/63	(500 bp)	74,337

CMBX NA BB Index	—	(62,472)	3,577,000	5/11/63	(500 bp)	(848)

CMBX NA BB Index	—	(18,808)	2,062,000	5/11/63	(500 bp)	16,715

CMBX NA BB Index	—	(70,192)	3,619,000	5/11/63	(500 bp)	(7,845)

CMBX NA	BBB–/P	122,967	1,424,000	5/11/63	300 bp	104,004
BBB– Index

CMBX NA	BBB–/P	166,893	1,918,000	5/11/63	300 bp	141,351
BBB– Index

CMBX NA	BBB–/P	149,128	3,116,000	5/11/63	300 bp	107,633
BBB– Index

CMBX NA	BBB–/P	155,182	3,592,000	5/11/63	300 bp	107,349
BBB– Index

CMBX NA	BBB–/P	97,963	4,117,000	5/11/63	300 bp	43,138
BBB– Index

CMBX NA	BBB–/P	165,144	8,748,000	5/11/63	300 bp	48,650
BBB– Index

CMBX NA	BBB–/P	189,437	8,748,000	5/11/63	300 bp	72,943
BBB– Index

CMBX NA	BBB–/P	379,119	15,496,000	5/11/63	300 bp	172,764
BBB– Index

CMBX NA	—	(149,480)	3,185,000	1/17/47	(300 bp)	(34,130)
BBB– Index

CMBX NA	—	(186,517)	3,184,000	1/17/47	(300 bp)	(71,203)
BBB– Index

CMBX NA	—	(173,722)	3,075,000	1/17/47	(300 bp)	(62,356)
BBB– Index

CMBX NA	—	(187,124)	3,075,000	1/17/47	(300 bp)	(75,757)
BBB– Index

Spain Gov’t, 5.50%,	—	(495,028)	4,199,000	9/20/17	(100 bp)	(532,896)
7/30/17

Diversified Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
Republic of	Caa1	$334,446	$2,860,000	3/20/17	500 bp	$(615,069)
Argentina, 8.28%,
12/31/33

Total		$2,486,923				$890,223

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$1,281,963	$—

Corporate bonds and notes	—	1,828,700,028	—

Foreign government and agency bonds and notes	—	489,774,615	—

Mortgage-backed securities	—	2,747,635,665	—

Purchased options outstanding	—	12,883,980	—

Purchased swap options outstanding	—	3,504,771	—

Senior loans	—	112,653,235	—

U.S. government and agency mortgage obligations	—	738,653,138	—

U.S. treasury obligations	—	2,070,966	—

Short-term investments	397,273,371	350,677,272	—

Totals by level	$397,273,371	$6,287,835,633	$—

86 Diversified Income Trust

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$6,009,995	$—

Futures contracts	6,889,482	—	—

Written options outstanding	—	(9,828,374)	—

Written swap options outstanding	—	(51,555,615)	—

Forward premium swap option contracts	—	1,725,825	—

TBA sale commitments	—	(367,579,839)	—

Interest rate swap contracts	—	4,076,183	—

Total return swap contracts	—	(1,861,211)	—

Credit default contracts	—	(1,596,700)	—

Totals by level	$6,889,482	$(420,609,736)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust	87

Statement of assets and liabilities 3/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,999,100,581)	$6,287,835,633
Affiliated issuers (identified cost $397,273,371) (Note 5)	397,273,371

Cash	25,809,458

Foreign currency (cost $342,051) (Note 1)	349,533

Interest and other receivables	73,499,878

Receivable for shares of the fund sold	37,412,596

Receivable for investments sold	47,875,479

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	270,597,169

Receivable for variation margin (Note 1)	62,451,640

Unrealized appreciation on forward premium swap option contracts (Note 1)	2,471,494

Unrealized appreciation on forward currency contracts (Note 1)	19,759,128

Unrealized appreciation on OTC swap contracts (Note 1)	7,189,997

Premium paid on OTC swap contracts (Note 1)	2,404,266

Prepaid assets	252,680

Total assets	7,235,182,322

LIABILITIES

Payable for investments purchased	103,741,003

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	639,269,496

Payable for shares of the fund repurchased	8,786,341

Payable for compensation of Manager (Note 2)	2,662,263

Payable for investor servicing fees (Note 2)	1,272,693

Payable for custodian fees (Note 2)	42,058

Payable for Trustee compensation and expenses (Note 2)	860,624

Payable for administrative services (Note 2)	8,960

Payable for distribution fees (Note 2)	2,640,960

Payable for variation margin (Note 1)	55,976,003

Unrealized depreciation on forward currency contracts (Note 1)	13,749,133

Unrealized depreciation on forward premium swap option contracts (Note 1)	745,669

Written options outstanding, at value (premiums $67,907,913) (Notes 1 and 3)	61,383,989

Premium received on OTC swap contracts (Note 1)	4,894,038

Unrealized depreciation on OTC swap contracts (Note 1)	12,197,886

TBA sale commitments, at value (proceeds receivable $367,959,297) (Note 1)	367,579,839

Collateral on certain derivative contracts, at value (Note 1)	2,070,966

Other accrued expenses	717,430

Total liabilities	1,278,599,351

Net assets	$5,956,582,971

(Continued on next page)

88 Diversified Income Trust

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,409,811,123

Undistributed net investment income (Note 1)	33,244,250

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(796,923,177)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	310,450,775

Total — Representing net assets applicable to capital shares outstanding	$5,956,582,971

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,889,329,186 divided by 361,229,881 shares)	$8.00

Offering price per class A share (100/96.00 of $8.00)*	$8.33

Net asset value and offering price per class B share ($84,258,993 divided by 10,630,823 shares)**	$7.93

Net asset value and offering price per class C share ($949,347,122 divided by 120,538,583 shares)**	$7.88

Net asset value and redemption price per class M share
($231,504,912 divided by 29,376,458 shares)	$7.88

Offering price per class M share (100/96.75 of $7.88)†	$8.14

Net asset value, offering price and redemption price per class R share
($5,575,649 divided by 704,344 shares)	$7.92

Net asset value, offering price and redemption price per class R5 share
($10,465 divided by 1,319 shares)	$7.93

Net asset value, offering price and redemption price per class R6 share
($13,791,803 divided by 1,738,385 shares)	$7.93

Net asset value, offering price and redemption price per class Y share
($1,782,764,841 divided by 224,802,155 shares)	$7.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 89

Statement of operations Six months ended 3/31/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $130,792 from investments in affiliated issuers) (Note 5)	$157,281,714

EXPENSES

Compensation of Manager (Note 2)	14,226,617

Investor servicing fees (Note 2)	3,618,287

Custodian fees (Note 2)	100,630

Trustee compensation and expenses (Note 2)	182,506

Distribution fees (Note 2)	8,403,867

Administrative services (Note 2)	83,312

Other	1,112,693

Total expenses	27,727,912

Expense reduction (Note 2)	(10,268)

Net expenses	27,717,644

Net investment income	129,564,070

Net realized loss on investments (Notes 1 and 3)	(1,088,284)

Net realized loss on swap contracts (Note 1)	(64,409,484)

Net realized loss on futures contracts (Note 1)	(15,425,865)

Net realized loss on foreign currency transactions (Note 1)	(36,966,769)

Net realized gain on written options (Notes 1 and 3)	16,468,358

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	25,928,817

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the period	265,047,463

Net gain on investments	189,554,236

Net increase in net assets resulting from operations	$319,118,306

The accompanying notes are an integral part of these financial statements.

90 Diversified Income Trust

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/14*	Year ended 9/30/13

Operations:
Net investment income	$129,564,070	$198,177,674

Net realized gain (loss) on investments
and foreign currency transactions	(101,422,044)	102,199,625

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	290,976,280	(55,977,998)

Net increase in net assets resulting from operations	319,118,306	244,399,301

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(72,061,548)	(107,949,966)

Class B	(2,011,280)	(3,827,212)

Class C	(20,843,670)	(33,071,053)

Class M	(6,284,443)	(13,668,889)

Class R	(137,469)	(240,459)

Class R5	(252)	—

Class R6	(201,312)	—

Class Y	(45,113,309)	(43,650,103)

Increase from capital share transactions (Note 4)	1,188,198,897	1,232,719,805

Total increase in net assets	1,360,663,920	1,274,711,424

NET ASSETS

Beginning of period	4,595,919,051	3,321,207,627

End of period (including undistributed net investment
income of $33,244,250 and $50,333,463, respectively)	$5,956,582,971	$4,595,919,051

*Unaudited

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust	91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
March 31, 2014**	$7.74	.20	.28	.48	(.22)	—	(.22)	—	—	$8.00	6.32*	$2,889,329	.49*	2.51*	52*
September 30, 2013	7.59	.44	.15	.59	(.44)	—	(.44)	—	—	7.74	7.93	2,286,977.99		5.58	180
September 30, 2012	7.35	.42	.27	.69	(.15)	(.30)	(.45)	—	—	7.59	9.58	1,788,786.99		5.67	120
September 30, 2011	8.08	.45	(.58)	(.13)	(.60)	—	(.60)	—	— [e,f]	7.35	(2.04)	2,162,131.98		5.57	165
September 30, 2010	7.89	.72	.63	1.35	(1.16)	—	(1.16)	— [e]	—	8.08	18.39	2,328,480	1.01 [g]	8.96	95
September 30, 2009	8.10	.49	(.02)	.47	(.68)	—	(.68)	— [e]	— [e,h]	7.89	8.23	1,334,298	1.13 [g,i]	7.44 [i]	223

Class B
March 31, 2014**	$7.67	.17	.28	.45	(.19)	—	(.19)	—	—	$7.93	5.97*	$84,259	.87*	2.12*	52*
September 30, 2013	7.53	.38	.14	.52	(.38)	—	(.38)	—	—	7.67	7.03	79,540	1.74	4.85	180
September 30, 2012	7.29	.37	.26	.63	(.13)	(.26)	(.39)	—	—	7.53	8.82	75,534	1.74	4.92	120
September 30, 2011	8.01	.39	(.57)	(.18)	(.54)	—	(.54)	—	— [e,f]	7.29	(2.69)	81,208	1.73	4.88	165
September 30, 2010	7.83	.66	.62	1.28	(1.10)	—	(1.10)	— [e]	—	8.01	17.50	96,346	1.76 [g]	8.36	95
September 30, 2009	8.04	.42	— [e]	.42	(.63)	—	(.63)	— [e]	— [e,h]	7.83	7.43	83,497	1.88 [g,i]	6.41 [i]	223

Class C
March 31, 2014**	$7.62	.17	.28	.45	(.19)	—	(.19)	—	—	$7.88	6.01*	$949,347	.87*	2.13*	52*
September 30, 2013	7.48	.37	.16	.53	(.39)	—	(.39)	—	—	7.62	7.09	749,897	1.74	4.84	180
September 30, 2012	7.25	.36	.26	.62	(.13)	(.26)	(.39)	—	—	7.48	8.73	644,638	1.74	4.93	120
September 30, 2011	7.97	.38	(.56)	(.18)	(.54)	—	(.54)	—	— [e,f]	7.25	(2.68)	776,778	1.73	4.82	165
September 30, 2010	7.80	.64	.63	1.27	(1.10)	—	(1.10)	— [e]	—	7.97	17.47	797,345	1.76 [g]	8.10	95
September 30, 2009	8.03	.48	(.07)	.41	(.64)	—	(.64)	— [e]	— [e,h]	7.80	7.27	298,231	1.88 [g,i]	7.12 [i]	223

Class M
March 31, 2014**	$7.62	.18	.29	.47	(.21)	—	(.21)	—	—	$7.88	6.25*	$231,505	.62*	2.35*	52*
September 30, 2013	7.48	.41	.15	.56	(.42)	—	(.42)	—	—	7.62	7.60	233,513	1.24	5.35	180
September 30, 2012	7.25	.40	.25	.65	(.14)	(.28)	(.42)	—	—	7.48	9.29	260,630	1.24	5.43	120
September 30, 2011	7.97	.43	(.57)	(.14)	(.58)	—	(.58)	—	— [e,f]	7.25	(2.22)	312,812	1.23	5.44	165
September 30, 2010	7.79	.70	.62	1.32	(1.14)	—	(1.14)	— [e]	—	7.97	18.13	436,826	1.26 [g]	8.92	95
September 30, 2009	8.02	.45	(.01)	.44	(.67)	—	(.67)	— [e]	— [e,h]	7.79	7.81	460,240	1.38 [g,i]	6.98 [i]	223

Class R
March 31, 2014**	$7.66	.19	.28	.47	(.21)	—	(.21)	—	—	$7.92	6.25*	$5,576	.62*	2.38*	52*
September 30, 2013	7.52	.41	.15	.56	(.42)	—	(.42)	—	—	7.66	7.55	4,611	1.24	5.35	180
September 30, 2012	7.28	.40	.26	.66	(.14)	(.28)	(.42)	—	—	7.52	9.38	4,307	1.24	5.44	120
September 30, 2011	8.00	.43	(.57)	(.14)	(.58)	—	(.58)	—	— [e,f]	7.28	(2.21)	4,315	1.23	5.34	165
September 30, 2010	7.82	.70	.62	1.32	(1.14)	—	(1.14)	— [e]	—	8.00	18.08	4,185	1.26 [g]	8.82	95
September 30, 2009	8.06	.48	(.05)	.43	(.67)	—	(.67)	— [e]	— [e,h]	7.82	7.68	2,956	1.38 [g,i]	7.20 [i]	223

Class R5
March 31, 2014 †**	$7.77	.17	.18	.35	(.19)	—	(.19)	—	—	$7.93	4.63*	$10	.30*	2.22*	52*

Class R6
March 31, 2014 †**	$7.77	.17	.19	.36	(.20)	—	(.20)	—	—	$7.93	4.64*	$13,792	.27*	2.22*	52*

Class Y
March 31, 2014**	$7.68	.21	.27	.48	(.23)	—	(.23)	—	—	$7.93	6.40*	$1,782,765	.37*	2.65*	52*
September 30, 2013	7.54	.45	.16	.61	(.47)	—	(.47)	—	—	7.68	8.18	1,241,380.74		5.79	180
September 30, 2012	7.30	.44	.27	.71	(.16)	(.31)	(.47)	—	—	7.54	9.98	547,313.74		5.92	120
September 30, 2011	8.04	.46	(.58)	(.12)	(.62)	—	(.62)	—	— [e,f]	7.30	(1.89)	814,084.73		5.79	165
September 30, 2010	7.85	.73	.64	1.37	(1.18)	—	(1.18)	— [e]	—	8.04	18.84	991,846	.76 [g]	9.18	95
September 30, 2009	8.08	.60	(.13)	.47	(.70)	—	(.70)	— [e]	— [e,h]	7.85	8.26	331,995	.88 [g,i]	8.61 [i]	223

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Diversified Income Trust	Diversified Income Trust	93

Financial highlights (Continued)

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to March 31, 2014.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired funds, if any.

d Portfolio turnover excludes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% and 0.04% of average net assets for the periods ended September 30, 2010 and September 30, 2009, respectively.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009. i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

94 Diversified Income Trust

Notes to financial statements 3/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through March 31, 2014.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on November 1, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

Diversified Income Trust 95

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

96 Diversified Income Trust

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Diversified Income Trust 97

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum

98 Diversified Income Trust

risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,468,163 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts

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outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $48,393,066 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $49,003,569.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

100 Diversified Income Trust

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $653,212,759 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$220,229,988	$90,999,923	$311,229,911	*

13,963,696	N/A	13,963,696	September 30, 2015

18,714,447	N/A	18,714,447	September 30, 2016

146,525,581	N/A	146,525,581	September 30, 2017

162,779,124	N/A	162,779,124	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,363,509 of certain losses recognized during the period from November 1, 2012 to September 30, 2013 to its fiscal year ending September 30, 2014.

The aggregate identified cost on a tax basis is $6,444,482,418, resulting in gross unrealized appreciation and depreciation of $283,393,677 and $42,767,091, respectively, or net unrealized appreciation of $240,626,586.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of

Diversified Income Trust 101

the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,771,066	Class R5	5

Class B	56,611	Class R6	1,598

Class C	582,822	Class Y	1,042,351

Class M	160,344	Total	$3,618,287

Class R	3,490

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10,268 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,341, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam

102 Diversified Income Trust

Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,195,587	Class M	578,628

Class B	408,635	Class R	12,595

Class C	4,208,422	Total	$8,403,867

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $286,057 and $6,997 from the sale of class A and class M shares, respectively, and received $9,600 and $7,640 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,424 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $3,520,770,287 and $2,358,884,287, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written
		option contract	swap option	Written option	Written option
		amounts	premiums	contract amount	premiums

Written options outstanding
at the beginning of the	USD	635,219,000	$7,774,922	—	$—
reporting period	EUR	—	$—	—	$—

Options opened	USD	3,715,572,393	57,965,510	4,466,000,000	18,602,735
	EUR	3,162,160,000	1,657,721	—	—

Options exercised	USD	—	—	—	—
	EUR	—	—	—	—

Options expired	USD	—	—	—	—
	EUR	—	—	—	—

Options closed	USD	(2,952,747,000)	(12,270,631)	(1,362,000,000)	(5,822,344)
	EUR	(1,350,338,000)	—	—	—

Written options outstanding
at the end of the	USD	1,398,044,333	$53,469,801	3,104,000,000	$12,780,391
reporting period	EUR	1,811,822,000	$1,657,721	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/14		Year ended 9/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	107,438,355	$845,601,348	129,418,898	$1,015,583,813

Shares issued in connection with
reinvestment of distributions	7,996,982	62,787,214	11,886,840	92,853,468

	115,435,337	908,388,562	141,305,738	1,108,437,281

Shares repurchased	(49,785,194)	(391,395,031)	(81,360,043)	(635,608,804)

Net increase	65,650,143	$516,993,531	59,945,695	$472,828,477

Diversified Income Trust 103

	Six months ended 3/31/14		Year ended 9/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	1,146,651	$8,933,986	2,276,843	$17,693,379

Shares issued in connection with
reinvestment of distributions	209,674	1,631,246	386,949	2,996,413

	1,356,325	10,565,232	2,663,792	20,689,792

Shares repurchased	(1,098,414)	(8,569,006)	(2,327,358)	(18,083,274)

Net increase	257,911	$1,996,226	336,434	$2,606,518

	Six months ended 3/31/14		Year ended 9/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	28,813,271	$223,453,871	30,859,482	$238,559,237

Shares issued in connection with
reinvestment of distributions	2,002,629	15,486,923	2,982,542	22,962,134

	30,815,900	238,940,794	33,842,024	261,521,371

Shares repurchased	(8,678,072)	(67,221,661)	(21,593,059)	(166,372,262)

Net increase	22,137,828	$171,719,133	12,248,965	$95,149,109

	Six months ended 3/31/14		Year ended 9/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	523,540	$4,055,307	761,625	$5,850,923

Shares issued in connection with
reinvestment of distributions	70,989	549,235	121,880	938,304

	594,529	4,604,542	883,505	6,789,227

Shares repurchased	(1,846,512)	(14,304,735)	(5,080,011)	(39,122,630)

Net decrease	(1,251,983)	$(9,700,193)	(4,196,506)	$(32,333,403)

	Six months ended 3/31/14		Year ended 9/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	165,729	$1,292,698	218,582	$1,695,430

Shares issued in connection with
reinvestment of distributions	16,057	124,779	27,810	215,028

	181,786	1,417,477	246,392	1,910,458

Shares repurchased	(79,425)	(619,493)	(217,508)	(1,693,869)

Net increase	102,361	$797,984	28,884	$216,589

	For the period 11/1/13
	(commencement of operations) to 3/31/14

Class R5	Shares	Amount

Shares sold	1,287	$10,000

Shares issued in connection with
reinvestment of distributions	32	252

	1,319	10,252

Shares repurchased	—	—

Net increase	1,319	$10,252

104 Diversified Income Trust

	For the period 11/1/13
	(commencement of operations) to 3/31/14

Class R6	Shares	Amount

Shares sold	1,789,920	$14,084,014

Shares issued in connection with
reinvestment of distributions	25,754	201,312

	1,815,674	14,285,326

Shares repurchased	(77,289)	(607,639)

Net increase	1,738,385	$13,677,687

	Six months ended 3/31/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount

Shares sold	98,234,494	$767,221,451	127,860,513	$995,219,435

Shares issued in connection with
reinvestment of distributions	3,452,325	26,884,054	3,236,036	25,099,924

	101,686,819	794,105,505	131,096,549	1,020,319,359

Shares repurchased	(38,626,264)	(301,401,228)	(41,960,532)	(326,066,844)

Net increase	63,060,555	$492,704,277	89,136,017	$694,252,515

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,319	100.00%	$10,465

Class R6	1,320	0.08	10,468

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$166,284,163	$196,251,197	$173,697,848	$52,136	$188,837,512

Putnam Short Term
Investment Fund*	54,735,660	906,779,794	753,079,595	78,656	208,435,859

Totals	$221,019,823	$1,103,030,991	$926,777,443	$130,792	$397,273,371

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Diversified Income Trust 105

Note 7: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $602,632, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

WR Grace & Co.	$602,632
Totals	$602,632

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$665,100,000

Purchased swap option contracts (contract amount)	$2,349,700,000

Written TBA commitment option contracts (contract amount) (Note 3)	$1,330,300,000

Written swap option contracts (contract amount) (Note 3)	$3,059,900,000

Futures contracts (number of contracts)	11,000

Forward currency contracts (contract amount)	$3,534,500,000

OTC interest rate swap contracts (notional)	$6,820,200,000

Centrally cleared interest rate swap contracts (notional)	$22,398,200,000

OTC total return swap contracts (notional)	$3,133,400,000

OTC credit default contracts (notional)	$114,100,000

106 Diversified Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$771,174	Payables	$2,367,874

Foreign exchange
contracts	Receivables	19,759,128	Payables	13,749,133

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	96,015,214*	depreciation	130,180,173*

Total		$116,545,516		$146,297,180

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$2,741,488	$2,741,488

Foreign exchange
contracts	—	—	(35,902,549)	—	$(35,902,549)

Interest rate contracts	(6,122,939)	(15,425,865)	—	(67,150,972)	$(88,699,776)

Total	$(6,122,939)	$(15,425,865)	$(35,902,549)	$(64,409,484)	$(121,860,837)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$4,593,303	$4,593,303

Foreign exchange
contracts	—	—	25,988,995	—	$25,988,995

Interest rate contracts	7,342,397	12,261,540	—	55,174,485	$74,778,422

Total	$7,342,397	$12,261,540	$25,988,995	$59,767,788	$105,360,720

Diversified Income Trust 107

Note 10: Offsetting of financial and derivative assets and liabilities
The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.
For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$205,386	$—	$—	$—	$—	$188,280	$306,397	$—	$1,086,377	$—	$—	$—	$—	$—	$1,786,440

Centrally cleared interest rate swap contracts§	—	—	62,281,605	—	—	—	—	—	—	—	—	—	—	—	62,281,605

OTC Total return swap contracts*#	—	277,352	—	552,165	601,017	2,877	640,296	—	—	—	—	—	—	—	2,073,707

OTC Credit default swap contracts*#	—	51,592	—	—	719,582	—	—	—	—	—	—	—	—	—	771,174

Futures contracts§	—	—	—	—	—	—	—	—	—	170,035	—	—	—	—	170,035

Forward currency contracts#	753,522	3,150,306	—	2,176,874	2,557,733	1,255,238	1,711,781	710,186	1,046,089	—	647,801	3,058,732	1,605,154	1,085,712	19,759,128

Forward premium swap option contracts#	—	—	—	—	—	—	2,006,058	—	465,436	—	—	—	—	—	2,471,494

Purchased swap options**#	—	1,752,385	—	—	—	—	1,752,386	—	—	—	—	—	—	—	3,504,771

Purchased options**#	—	—	—	—	—	—	—	—	12,883,980	—	—	—	—	—	12,883,980

Total Assets	$958,908	$5,231,635	$62,281,605	$2,729,039	$3,878,332	$1,446,395	$6,416,918	$710,186	$15,481,882	$170,035	$647,801	$3,058,732	$1,605,154	$1,085,712	$105,702,334

Liabilities:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$834,265	$3,420,113	$—	$1,571,812	$—	$—	$—	$—	$—	$5,826,190

Centrally cleared interest rate swap contracts§	—	—	55,837,913	—	—	—	—	—	—	—	—	—	—	—	55,837,913

OTC Total return swap contracts*#	6,771	1,308,355	—	1,148,290	1,033,796	38,874	360,548	—	36,219	—	2,065	—	—	—	3,934,918

OTC Credit default swap contracts*#	97,000	114,263	—	—	1,207,096	949,515	—	—	—	—	—	—	—	—	2,367,874

Futures contracts§	—	—	—	—	—	—	—	—	—	138,090	—	—	—	—	138,090

Forward currency contracts#	217,352	2,419,387	—	1,842,643	2,390,615	416,821	893,578	484,352	1,106,250	—	47,133	2,145,331	1,669,005	116,666	13,749,133

Forward premium swap option contracts#	—	—	—	—	—	—	714,241	—	31,428	—	—	—	—	—	745,669

Written swap options#	2,365,179	534,670	—	—	—	—	954,295	—	47,701,471	—	—	—	—	—	51,555,615

Written options#	—	—	—	—	—	—	—	—	9,828,374	—	—	—	—	—	9,828,374

Total Liabilities	$2,686,302	$4,376,675	$55,837,913	$2,990,933	$4,631,507	$2,239,475	$6,342,775	$484,352	$60,275,554	$138,090	$49,198	$2,145,331	$1,669,005	$116,666	$143,983,776

Total Financial and Derivative Net Assets	$(1,727,394)	$854,960	$6,443,692	$(261,894)	$(753,175)	$(793,080)	$74,143	$225,834	$(44,793,672)	$31,945	$598,603	$913,401	$(63,851)	$969,046	$(38,281,442)

Total collateral received (pledged)##†	$(1,727,394)	$854,960	$—	$174,597	$980,332	$(793,080)	$(318,968)	$167,384	$(44,793,672)	$—	$487,831	$—	$—	$—	$(44,968,010)

Net amount	$—	$—	$6,443,692	$(436,491)	$(1,733,507)	$—	$393,111	$58,450	$—	$31,945	$110,772	$913,401	$(63,851)	$969,046	$6,686,568

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

108 Diversified Income Trust	Diversified Income Trust 109

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	426,661,978	14,506,625

Ravi Akhoury	426,831,941	14,336,662

Barbara M. Baumann	427,342,303	13,826,299

Jameson A. Baxter	427,269,882	13,898,720

Charles B. Curtis	427,382,387	13,786,215

Robert J. Darretta	427,270,332	13,898,270

Katinka Domotorffy	427,073,757	14,094,845

John A. Hill	427,463,167	13,705,435

Paul L. Joskow	427,342,928	13,825,674

Kenneth R. Leibler	427,311,724	13,856,878

Robert E. Patterson	427,414,750	13,753,852

George Putnam, III	427,340,023	13,828,579

Robert L. Reynolds	427,348,547	13,820,055

W. Thomas Stephens	427,326,756	13,841,846

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

322,068,812	6,559,867	16,306,577	96,233,346

March 27, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

321,136,359	36,068,894	19,462,071	86,544,401

All tabulations are rounded to the nearest whole number.

110 Diversified Income Trust

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Diversified Income Trust	111

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®	RetirementReady 2055 Fund

Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

112 Diversified Income Trust

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Diversified Income Trust 113

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

114 Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Diversified Income Trust 115

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

116 Diversified Income Trust

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA028
287160 5/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2014